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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Rule 14a-101
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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TRANSATLANTIC HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRANSATLANTIC HOLDINGS, INC.

80 PINE STREET, NEW YORK, NEW YORK 10005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2010

April 08, 2010

To the Stockholders of
TRANSATLANTIC HOLDINGS, INC.:

        The Annual Meeting of Stockholders of TRANSATLANTIC HOLDINGS, INC., a Delaware corporation ("TRH"), will be held at 55 Wall Street, New York, New York, on Thursday, May 20, 2010, at 11:00 o'clock A.M., for the following purposes:

  1.
  To elect 8 directors of TRH to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

  2.
  To act upon a proposal to adopt the TRH 2010 U.K. Sharesave Plan;

  3.
  To act upon a proposal to amend the TRH 2007 Executive Bonus Plan.

  4.
  To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as TRH's independent registered public accounting firm for 2010; and

  5.
  To transact any other business that may properly come before the meeting.

        Stockholders of record at the close of business on March 26, 2010 will be entitled to vote at the meeting. During the ten days prior to the meeting, a list of such stockholders will be available for inspection at the offices of TRH at 80 Pine Street, New York, New York.

        YOUR VOTE IS VERY IMPORTANT! WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR SUBMIT YOUR PROXY THROUGH THE INTERNET. IF YOU PLAN ON ATTENDING THE MEETING, PLEASE REMEMBER TO BRING PHOTO IDENTIFICATION WITH YOU.

        This Notice of Annual Meeting of Stockholders, the Proxy Statement, Annual Report to Stockholders and other Soliciting Material are available in the Investor Information section of TRH's corporate website at www.transre.com.

By Order of the Board of Directors
AMY M. CINQUEGRANA Secretary

TRANSATLANTIC HOLDINGS, INC.

80 PINE STREET, NEW YORK, N.Y. 10005

PROXY STATEMENT

April 08, 2010

        The enclosed proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders of TRANSATLANTIC HOLDINGS, INC., a Delaware corporation ("TRH" or the "Company"), to be held on May 20, 2010, and at any adjournment thereof. It may be revoked, by written notice or by furnishing a proxy subsequent in time, at any time prior to its use. All shares represented at the meeting by properly executed proxies will be voted as specified. If shares are held for you in an account with a broker, bank or other nominee and voting instructions are not provided to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a "broker non-vote"). Under current New York Stock Exchange ("NYSE") rules, your broker will not have discretionary authority to vote your shares with respect to the election of directors, the TRH 2010 U.K. Sharesave Plan and the amendment to the 2007 Executive Bonus Plan. Your broker will have discretionary authority to vote your shares with respect to the ratification of the selection of PricewaterhouseCoopers LLP as TRH's independent registered public accounting firm for 2010.

        Only stockholders of record at the close of business on March 26, 2010 will be entitled to vote at the meeting. On that date, 65,171,186 shares (exclusive of shares held by TRH) of common stock, par value $1.00 per share ("TRH Common Stock"), were outstanding, each such share of stock having one vote.

        Pursuant to the rules adopted by the Securities and Exchange Commission (the "SEC"), the Company has again elected to provide stockholders access to proxy materials over the Internet. Accordingly, on or about April 8, 2010, the Company mailed a Notice of Internet Availability of Proxy Materials (the "Notice") to stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set or an electronic copy of the proxy materials. Instructions on how to access the proxy material over the Internet or to request a printed or electronic copy, free of charge, may be found on the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or in electronic form by e-mail on an on-going basis.

        Stockholders of record may vote in one of four ways: (i) by Internet at www.voteproxy.com, (ii) by toll-free telephone by following the instructions on the proxy card, (iii) by completing and mailing your proxy card, or (iv) by written ballot at the Annual Meeting. Beneficial owners may vote by following the voting instructions sent by their broker, trustee or nominee.

 BENEFICIAL OWNERSHIP

        The following table lists the beneficial ownership of TRH Common Stock as of March 26, 2010, by each person or group who, to TRH's knowledge, beneficially owned more than five percent of the outstanding TRH Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Davis Selected Advisers, LP(1)	15,127,368	22.79
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
Thornburg Investment Management Inc.(2)	4,189,417	6.31
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

(1)
Davis Selected Advisers, L.P. filed a Schedule 13G, dated February 12, 2010, with respect to the shares of TRH Common Stock held by it, which stated that it has sole voting authority with respect to 12,535,871 shares and sole dispositive authority with respect to 15,127,368 shares.

(2)
Thornburg Investment Management Inc. filed a Schedule 13G, dated January 7, 2010, with respect to the shares of TRH Common Stock held by it, which stated that it has sole voting authority and sole dispositive authority with respect to 4,189,417 shares.

I. ELECTION OF DIRECTORS

        Eight directors are to be elected at the annual meeting of stockholders, to hold office until the next annual meeting and until their respective successors are duly elected and qualified. Pursuant to TRH's By-Laws, the Board of Directors has set the number of directors on the Board at eight and, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated eight nominees for director. If a quorum is present at the meeting, the affirmative vote of a majority of votes cast at the Annual Meeting is required to elect each of the nominees for director. A majority of votes cast with respect to the election of each director means that, of the votes entitled to be cast by the holders of all the then outstanding shares of the Company, those votes cast for a director must exceed the votes cast against that director. Abstentions and broker non-votes will be included in determining the number of shares present at the meeting for purposes of determining the presence of a quorum, but abstentions and broker non-votes will have no effect on the outcome of the vote. It is the intention of the persons named in the accompanying proxy to vote for the election of the nominees listed below, 6 of whom are currently members of your Board of Directors. The other 2 nominees, Mr. Bradley and Mr. Jeffery, were nominated by the Nominating and Corporate Governance Committee. The nominees have consented to be named in this proxy statement and to serve if elected. It is not expected that any of the nominees will become unavailable for election as a director, but if any nominee should become unavailable prior to the meeting, proxies will be voted for such persons as the persons named in the accompanying form of proxy may determine in their discretion. Proxies may not be voted for more than the number of nominees named. The nominees, and certain information supplied by them to TRH, are as follows:

STEPHEN P. BRADLEY Age 69 New Nominee	Baker Foundation Professor and William Ziegler Professor of Business Administration, Emeritus, Harvard Business School (business) Director, CIENA Corp.
IAN H. CHIPPENDALE Age 61 Director since 2007. He has also served as a director of TRC and of Putnam since 2007.	Retired Chairman, RBS Insurance Group, Ltd. (insurance) Director, Homeserve plc
JOHN G. FOOS Age 60 Director since 2007. He has also served as a director of TRC and of Putnam since 2007.	Retired Chief Financial Officer, Independence Blue Cross (health insurance) Director, Chairman of the Board, Plan Investment Fund
REUBEN JEFFERY III Age 56 New Nominee
Senior Adviser,
Center for Strategic & International Studies
(public policy)
Formerly, Undersecretary of State for Economic, Energy and Agricultural Affairs, United States Department of State Formerly, Chairman, Commodity Futures Trading Commission
Formerly, Special Assistant to the President and Senior Director for International Economic Affairs, National Security Council
Director, Barclays plc

JOHN L. McCARTHY Age 62 Director since 2008. He has also served as a director of TRC and of Putnam since 2008.	President, Risk Management Foundation of the Harvard Medical Institutions, Inc. (risk management)
ROBERT F. ORLICH Age 62 Director since 1994. He has also served as a director of TRC and of Putnam since 1992.	President and Chief Executive Officer, TRH, TRC and Putnam Chairman, Trans Re Zurich Reinsurance Company Ltd.
RICHARD S. PRESS Age 71 Director since 2006. He has also served as a director of TRC and of Putnam since 2006.	Retired Senior Vice President and Director, Insurance Asset Management Group Wellington Management Company, LLP (investment management company) Director, Millwall Holdings plc
THOMAS R. TIZZIO Age 72 Director since 1990. He has also Served as a director of TRC since 1979 and of Putnam since 1990.	Retired Senior Vice Chairman-General Insurance, American International Group, Inc. (insurance)

        The principal occupation or affiliation of each of the nominees is shown in bold face type. Each director has occupied the position with the company or organization listed above during the past five years, except where noted.

 CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES

        On February 21, 2010, William J. Poutsiaka resigned as a director of TRH. Dr. C. Fred Bergsten served as a director until May 21, 2009, at which time he did not stand for re-election.

Governance Principles

        TRH's Board has established the TRH Corporate Governance Guidelines (the "Guidelines") to promote the effective functioning of the Board and its committees, to promote the interests of stockholders and to establish a common set of expectations for the governance of the organization. All of TRH's corporate governance materials, including the Corporate Governance Guidelines; Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee Charters; TRH's Director, Executive Officer and Senior Financial Officer Code of Business Conduct and Ethics; TRH's Director Independence Standards, Related-Party Transaction Approval Policy and TRH's Code of Conduct for employees, are available on TRH's website at www.transre.com by following the links to Investor Information and then to the Corporate Governance section. Printed copies of these materials are available upon request to any stockholder by writing to Transatlantic Holdings, Inc., c/o Investor Relations, 80 Pine Street, New York, NY 10005 and are also available in the Investor Information section on TRH's website at www.transre.com. TRH's Board regularly reviews corporate governance developments and modifies its guidelines, charters and practices as warranted. Any modifications will be reflected on TRH's website.

Board Leadership Structure

        Since 1990, when TRH became a public company with AIG as its controlling stockholder, TRH has generally operated under a leadership structure in which the Chairman of the Board and the Chief Executive Officer roles were separated, with brief periods during which TRH's Chief Executive Officer also served as the Interim Chairman of the Board. In July 2009, after AIG reduced its beneficial ownership of TRH Common Stock from approximately 59% to 14% of the outstanding shares, the Board re-evaluated its leadership structure in light of TRH's new status. The Board determined that it would be beneficial for one of TRH's independent directors to serve as Chairman of the Board, and elected Mr. Press, who had been a director of TRH since 2006 and who served as TRH's lead independent director, to serve as Chairman of the Board. Mr. Orlich continues to serve as TRH's Chief Executive Officer.

        The Board believes that separating Chairman of the Board and Chief Executive Officer positions is the appropriate leadership structure for TRH at the present time. As directors continue to have increased oversight responsibilities, the Board believes that TRH's current leadership structure allows Mr. Press to focus on Board and Board committee matters so that Mr. Orlich can focus on TRH's operations and function as TRH's leader to its insurers, brokers and employees. Both the Board and management can then work together productively on strategic planning for TRH.

        TRH's By-Laws permit the Board to determine the best leadership structure for TRH from time to time and to choose whether to keep the roles of Chairman of the Board and Chief Executive Officer separate or combined. The By-Laws provide that if the Chairman of the Board is an officer of TRH, TRH's independent directors will elect, by majority vote, one independent director to be TRH's lead independent director, serving as leader of the independent directors.

        Using TRH's Director Independence Standards which are attached in Appendix A, the Board has affirmatively determined that each of Messrs. Bradley, Chippendale, Foos, Jeffery, McCarthy, Press and Tizzio are independent under the current New York Stock Exchange rules.

        Messrs. Chippendale and Jeffery have advised the Board that PricewaterhouseCoopers LLP has in the past provided, and continues currently to provide, personal tax services to each of them. The Board considered the tax services provided by PricewaterhouseCoopers LLP to Messrs. Chippendale and Jeffery and concluded that the services provided do not impair Mr. Chippendale's, Mr. Jeffery's or PricewaterhouseCoopers LLP's independence.

        There were four regularly scheduled meetings of the Board during 2009 and five special meetings. Additionally, during 2009 there were two Board consents, three Executive Committee consents and one Finance and Investment Committee consent. All of the directors attended at least 85 percent of the aggregate of all meetings of the Board and of the committees of the Board on which they served. TRH does not require its directors to attend Annual Meetings of stockholders. TRH's six directors who are standing for re-election attended the TRH 2009 Annual Meeting of Stockholders.

        TRH holds at least one regularly scheduled meeting each year of its non-management directors, and at least one regularly scheduled meeting of its independent directors, the presiding director at such meetings will be elected by such non-management or independent directors, respectively.

Board Composition

        In order for the Board to satisfy its oversight responsibilities effectively, the Board seeks members who combine the highest standards of ethics, values and integrity with significant experience relevant to TRH's business and operations. Pursuant to TRH's Corporate Governance Guidelines, the Nominating and Corporate Governance Committee (the "Nominating Committee") is responsible for recommending Board nominees for election for director, and the Board, based on the recommendations of the Nominating Committee, is responsible for selecting nominees for election. The Nominating Committee, among many factors, considers qualities of high personal and professional ethics, values and integrity. It also examines the skills, diversity, backgrounds and experience with business and other organizations of director nominees. Also, the Nominating Committee looks for candidates with the ability and willingness to commit adequate time to, as well as a commitment to representing the long-term interests of, TRH. The Nominating Committee evaluates candidates on the basis of their qualifications and not on the basis of the manner in which they were submitted for consideration.

        Although TRH does not have a formal policy with respect to diversity, among the many factors that the Nominating Committee and the Board carefully consider, are the benefits to TRH of a diversity of background, experiences, perspectives and skills in the composition of the Board. When considering whether the Board's directors and nominees have the qualifications, attributes, skills and diversity of experience, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of TRH's business and structure, the Board focused primarily on the information discussed in each of the Board nominees' biographical information set forth above. In particular, with regard to Mr. Bradley, the Board considered his academic experience at the Harvard Business School relating to his work as a professor of competitive and corporate strategy and his considerable experience as a director of public companies. As for Mr. Chippendale, the Board considered his insurance industry knowledge and his international experience, including his service as the Chairman of RBS Insurance Group, Ltd. With regard to Mr. Foos, the Board considered his extensive experience in and knowledge of accounting and finance, which includes service as the Chief Financial Officer of Independence Blue Cross in addition to his experience as a Partner with KPMG. As for Mr. Jeffery, the Board considered his experiences as a lawyer and his distinguished career in financial services through his experience working in investment banking and having served as Chairman of the Commodity Futures Trading Commission, as well as his experience serving as the Undersecretary of State for Economic, Energy and Agricultural Affairs, United States Department of State. With regard to Mr. McCarthy, the Board considered his expertise in risk management as well as his experience as a Chief Executive Officer of an insurance industry-related company. As for Mr. Orlich, the Board considered his extensive reinsurance background, experience and knowledge of the industry and his institutional knowledge of TRH. With regard to Mr. Press, the Board considered his significant experience in asset management, which includes service as the Senior Vice President and Director of the Insurance Asset Management Group of Wellington Management Company, as well as his extensive board service and experience with both public and non-public entities. As for Mr. Tizzio, the Board considered his extensive insurance industry knowledge and significant business background, which includes serving as President of TRH in the early 1980s. In addition, in connection with the nominations of Messrs. Chippendale, Foos, McCarthy, Orlich, Press and Tizzio for election as directors at the Annual Meeting of Stockholders, the Board considered their valuable contributions to TRH's success during their years of Board service.

Communications with Board Members

        The Board of Directors provides a process for stockholders and other interested parties to send communications to the Board of Directors or any of the directors. Stockholders and other interested parties may send written communications to the Board of Directors, or any of the individual directors, c/o the Corporate Secretary of the Company to Transatlantic Holdings, Inc., 80 Pine Street, New York, NY 10005. All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board of Directors or the individual directors, as applicable, on a periodic basis.

Audit Committee

        The Audit Committee, which held twelve meetings during 2009, assists the Board's oversight of TRH's financial statements and TRH's compliance with legal and regulatory requirements, the qualifications and performance of TRH's independent registered public accounting firm and the performance of TRH's internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of TRH's independent registered public accounting firm. A copy of the current Audit Committee charter is included with this proxy statement as Appendix B. During 2009, Messrs. Foos, McCarthy, Poutsiaka and Press served as members of the Audit Committee. During this time period, Mr. Foos served as the Chairperson of the Audit Committee. The Board has also determined that each member of the Audit Committee is "financially literate" within the meaning of the New York Stock Exchange Listing Standards. Additionally, the Board has determined that Mr. Foos is an audit committee financial expert, as defined by SEC rules and has been designated as the Audit Committee financial expert. Also, on the recommendation of the Nominating and Corporate Governance Committee, the Board has determined that Mr. Foos has accounting or related financial management expertise, as defined by the NYSE listing standards.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee met four times during 2009. The primary purposes of the Nominating and Corporate Governance Committee are to recommend individuals to the Board of Directors for nomination, election or appointment as members of the Board and its committees, to review on an ongoing basis the corporate governance principles and practices that should apply to TRH and to review and make recommendations to the Board on Director compensation. The Nominating and Corporate Governance Committee will consider nominees recommended by the stockholders. Stockholders may propose nominees for consideration by submitting names and supporting information to: Chairperson, Nominating and Corporate Governance Committee, c/o General Counsel, Transatlantic Holdings, Inc., 80 Pine Street, 7th Floor, New York, NY 10005. The Nominating and Corporate Governance Committee selects nominees for the Board who possess at a minimum the following qualifications: high personal and professional ethics, values and integrity; ability to work as part of an effective, collegial group; commitment to representing the long-term interests of TRH; skill, diversity, background and experience with businesses and other organizations that the Board deems relevant; the individual's experience interplays well with the experience of other Board members; and ability and willingness to commit adequate time to TRH over an extended period of time. The Nominating and Corporate Governance Committee will evaluate stockholder nominees on the same basis as all other nominees. The members of the Nominating and Corporate Governance Committee during 2009 were Messrs. Chippendale, Foos, McCarthy, Press and Tizzio from January 1, 2009 through May 21, 2009. From May 22, 2009 through July 23, 2009, Messrs. Chippendale, Foos, McCarthy and Tizzio served as members of the Nominating and Corporate Governance Committee. From July 24, 2009, through December 31, 2009, Messrs. Chippendale, Foos, McCarthy and Poutsiaka served as members of the Nominating and Corporate Governance Committee. During 2009, Mr. Tizzio served as Chairman of the Nominating and Corporate Governance Committee from January 1, 2009, through July 23, 2009. Mr. Poutsiaka served as Chairman of the Nominating and Corporate Governance Committee from July 24, 2009, through December 31, 2009.

Compensation Committee

        The Compensation Committee, which held four meetings during 2009, oversees the administration of TRH's salary and bonus compensation programs, establishes the compensation of the Chief Executive Officer and each Named Executive Officer and makes recommendations with respect to cash compensation programs applicable to senior executives and other employee compensation. The Compensation Committee also administers the TRH Stock Option and Stock Incentive Plans and the TRH Partners and Senior Partners Plans and makes recommendations with respect to the long-term incentive compensation plans. During 2009, Messrs. Chippendale, Poutsiaka and Press were members of the Compensation Committee. During this time Mr. Chippendale served as Chairman of the Compensation Committee.

  Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is a current officer or employee of the Company (or any of its subsidiaries) or was such an officer or employee at any time subsequent to June 1990, when the Company became a reporting company under the Exchange Act and no member of the Compensation Committee has any relationship with the Company requiring disclosure as a related party transaction. During 2009, none of TRH's executive officers served as a director of another entity, one of whose executive officers served on TRH's Compensation Committee; and none of TRH's executive officers served as a member of the Compensation Committee or equivalent committee of another entity, one of whose executive officers served as a member of the Board of Directors of TRH.

Other Committees

        The principal function of the Executive Committee is to act for the Board between Board meetings. During 2009, Messrs. Orlich, Press and Tizzio served as members of the Executive Committee. There were three Executive Committee actions in 2009.

        The Finance and Investment Committee, which oversees the financing and investment activities of TRH and its subsidiaries, held four meetings during 2009. Messrs. Bergsten, Foos, Poutsiaka and Press served as members of the Finance and Investment Committee from January 1, 2009 through May 21, 2009. From May 22, 2009 through December 31, 2009, Messrs. Foos, Poutsiaka and Press served as members of the Finance and Investment Committee. During 2009, Mr. Press served as the Chairman of the Finance and Investment Committee. During 2009, the Finance and Investment Committee oversaw the process by which management selected BlackRock Financial Management, Inc., a new investment manager.

        The Underwriting and Risk Management Committee, which oversaw the underwriting and risk management practices of TRH and its subsidiaries held four meetings prior to the third quarter of 2009, when the Underwriting and Risk Management Committee were changed to separate committees for underwriting oversight and risk management oversight. Messrs. Chippendale, McCarthy, Orlich, Poutsiaka and Tizzio served as members of the Underwriting and Risk Management Committee from January 1, 2009 through May 21, 2009. During this time, Mr. Orlich served as the Chairman of the Underwriting and Risk Management Committee.

        The Risk Management Committee then held two meetings during the second half of 2009. Messrs. Chippendale, Foos, McCarthy, Press, Orlich and Tizzio served as members of the Risk Management Committee from May 22, 2009 through December 31, 2009. During this time, Mr. McCarthy served as the Chairman of the Risk Management Committee.

        The Underwriting Committee then held two meetings during the second half of 2009. Messrs. Chippendale, McCarthy, Orlich Poutsiaka and Tizzio served as members of the Underwriting Committee from May 22, 2009 through July 23, 2009. During this time, Mr. Orlich served as Chairman of the Underwriting Committee. Messrs. Chippendale, McCarthy, Orlich and Tizzio served as members of the Underwriting Committee from July 24, 2009 through December 31, 2009. During this time, Mr. Tizzio served as the Chairman of the Underwriting Committee.

Oversight of Risk Management

        The Risk Management Committee oversees the development, administration, implementation and appropriateness of TRH's Enterprise Risk Management ("ERM") framework. The ERM framework includes company policies and activities related to overall management of risks, including the establishment and maintenance of an effective risk management culture, pursuant to the business strategy and guidelines established by the Board across all areas of TRH's business worldwide. The Risk Management Committee reports to the Board at each of the Board's meetings, or more frequently as necessary, to inform them of their discussions with TRH's Corporate Risk Management Committee and apprise the Board of any changes or developments to TRH's ERM framework. The Risk Management Committee is chaired by Mr. McCarthy.

        TRH's risk management team is led by the Chief Risk Officer ("CRO") who reports directly to the CEO who chairs a Corporate Risk Management Committee composed of executive officers including the CRO, Chief Financial Officer, Chief Information Officer, General Counsel, Chief Actuary, Senior Claims Executive in New York as well as the Chief Underwriting Officers for the Domestic Operations, International Operations and the Caribbean and Latin American Operations, among other officers. In all major branches, local risk committees meet quarterly to review the major risks of TRH including regulatory, operational, credit and other financial risks. These committees include senior representatives from the finance and accounting, claims, actuarial, systems, legal and underwriting departments and report to the risk management department in New York. TRH uses various tools including an employee code of conduct, mandatory ethics training, internal audit reviews and business continuity planning to mitigate its operational risks. TRH is engaged in the continuous review and enhancement of its ERM framework, which includes the development of an economic capital model to assess the probability and potential severity of risk events and to determine the optimum risk adjusted profile for TRH.

Risk Management and Compensation

        The Board has reviewed TRH's compensation programs and policies for all employees with TRH management and Towers Watson who provides independent compensation consulting advice to TRH with regard to whether such programs and policies create risks that are reasonably likely to have a material adverse affect on TRH. The Board believes that:

  •
  TRH's compensation program is balanced among base salary, annual bonus and long-term equity and uses multiple performance metrics (as described in Compensation Discussion and Analysis below), and we do not rely exclusively on formulaic approaches to our compensation plans;

  •
  Our compensation programs provide for a reduction in compensation if financial results do not meet our expectations; and

  •
  Our stock incentives also seek to align the long-term interests of our employees with those of our stockholders.

Related-Party Transactions

        Related-Party Transactions Approval Policy. The Board of Directors, on the recommendation of the Nominating and Corporate Governance Committee, has adopted a written policy that contains the policies and procedures governing the review and approval of related-party transactions involving TRH. The Board determined that the Audit Committee is the appropriate Committee to approve and ratify "Related-Party Transactions" (as defined in the policy).

        Under the policy, any potential Related-Party Transaction will be analyzed by TRH's general counsel, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction is a Related-Party Transaction. Related-Party Transactions will be brought to the Audit Committee for review and approval. The review of a Related-Party Transaction includes consideration of whether (i) the terms of the Related-Party Transaction are fair to TRH and on terms at least as favorable as would apply if the other party was not or did not have an affiliation with a director, executive officer or employee of TRH; (ii) there are demonstrable business reasons for TRH to enter into the Related-Party Transaction; (iii) the Related-Party Transaction would impair the independence of a director; and (iv) the Related-Party Transaction would present an improper conflict of interests for any director, executive officer or employee of TRH, taking into account the size of the transaction, the overall financial position of the director, executive officer or employee, the direct or indirect nature of the interest of the director, executive officer or employee in the transaction, the ongoing nature of any proposed relationship, and any other factors the Audit Committee or the Chairman of the Audit Committee deems relevant. After appropriate review, the Audit Committee will approve such Related-Party Transaction if it is consistent with the policy. In the event that TRH becomes aware of a Related-Party Transaction that was not approved under this policy prior to consummation, such transaction will be reviewed in accordance with this policy as promptly as reasonably practicable. If it is not practical for the Audit Committee to wait until the next Audit Committee meeting to review a Related-Party Transaction, as determined by TRH's general counsel, the Chairman of the Audit Committee may review and approve the Related-Party Transaction.

        For purposes of this policy, a "Related-Party Transaction" includes any (i) transaction or relationship directly or indirectly involving a director or executive officer that would need to be disclosed under Item 404(a) of Regulation S-K; (ii) transaction or relationship involving a director that is not deemed to be immaterial under TRH's Director Independence Standards as then in effect; (iii) material amendment or modification to an existing Related-Party Transaction; and (iv) transaction deemed by TRH's general counsel to be a Related-Party Transaction pursuant to the procedures under the policy. Notwithstanding the foregoing, the following shall not be Related-Party Transactions: (i) indemnification and advancement of expense payments made pursuant to TRH's Certificate of Incorporation or By-laws or pursuant to any agreement or instrument; or (ii) any transaction that involves the providing of compensation to a director or executive officer in connection with his or her duties to TRH or any of its subsidiaries or affiliates, including the reimbursement of business and travel expenses incurred in the ordinary course.

        The Related-Party Transactions Approval Policy is available on TRH's website at www.transre.com by following the links to Investor Information and then to the Corporate Governance section.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires TRH's directors, executive officers and persons who beneficially own more than ten percent of a registered class of TRH's equity securities, to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of TRH Common Stock. Directors, executive officers and greater than ten percent stockholders are required by SEC regulation to furnish TRH with copies of all Section 16(a) forms they file. To TRH's knowledge, all Section 16(a) filing requirements applicable to its directors, executive officers and ten percent stockholders have been complied with, except for the following individuals who failed to timely report: Michael C. Sapnar, for 3,182 shares transferred on January 30, 2009 (filed on February 2, 2009); Javier E. Vijil, for 472 shares acquired on September 17, 2009 (filed on September 21, 2009) and 11,000 shares acquired on November 10, 2009 (filed on November 18, 2009). In making these statements, TRH has relied on written representations of its directors, executive officers and ten percent stockholders, and copies of reports that they have filed with the SEC.

COMPENSATION OF DIRECTORS

        Director compensation arrangements. In 2008, the Board of Directors directed the Nominating and Corporate Governance Committee ("Nominating Committee") to review the overall compensation of TRH's non-employee directors. To assist in the director compensation review, TRH engaged the services of the compensation consulting firm Watson Wyatt Worldwide, Inc. (now renamed Towers Watson & Co. following a merger with Towers, Perrin, Forster & Crosby, Inc. on January 1, 2010, hereinafter "Towers Watson"). Towers Watson prepared various competitive analyses of director compensation for TRH which have been shared with the Nominating Committee and the Board. The Nominating Committee considered the level of director compensation at companies of similar size and revenue as well as several peer companies. The Nominating Committee also considered the mix of short term compensation such as cash retainer fees and meeting attendance fees along with longer term compensation such as options or restricted stock units ("RSUs"). After a full review of the analyses of director compensation the Nominating Committee made recommendations to the Board with regard to retainer fees, meeting attendance fees and fees for serving as a committee chair or as the lead independent director. In addition, the Nominating Committee made recommendations regarding the mix of director compensation between cash and equity. As part of the Nominating Committee's recommendations to the Board the committee proposed and the Board and stockholders adopted the 2008 Non-Employee Directors' Stock Plan.

        The Board of Directors approved a new Director Compensation structure to take effect after the Annual Meeting of Stockholders held on May 22, 2008. Under the new Director Compensation structure, all directors, except those who are employees of TRH, receive an annual retainer of $37,000 and a fee of $1,500 for each meeting of the Board or any committee of TRH of which the director is a member or its subsidiaries attended, the Audit Committee Chairperson receives an additional retainer of $10,000, all other Committee Chairpersons receive an additional retainer of $5,000 and the Lead Independent Director, if any, will receive an additional retainer of $15,000. On July 23, 2009, the Board of Directors, after reviewing information prepared by Towers Watson, approved an additional fee for a Non-Executive Chairperson in the amount of $127,000. In addition, the Board agreed to approve as part of annual director compensation, a grant of RSUs to each non-management director that will vest ratably over a three-year period.

        On May 21, 2009, following the 2009 annual meeting of stockholders at the regularly scheduled Board meeting, upon the recommendation of the Nominating Committee, the Board granted each non-management director 2,200 RSUs, which vest ratably over a three-year period from the grant date, but are not deliverable to the directors until such time as they retire or leave the Board, as part of its director compensation structure.

        The following table contains information about the compensation of persons who served as non-management directors of TRH in 2009.

2009 Non-Management Director Compensation

Name	Fees Earned or Paid in Cash(1)	Option Awards(2)	Stock Awards(3)	All Other Compensation	Total
C. Fred Bergsten	$23,000	$0	$0	0	$23,000
Ian H. Chippendale	85,500	0	84,707	0	170,207
John G. Foos	102,500	0	84,707	0	187,207
John L. McCarthy	80,000	0	84,707	0	164,707
William J. Poutsiaka	105,500	0	84,707	0	190,207
Richard S. Press	199,000	0	84,707	0	283,707
Thomas R. Tizzio	67,500	0	84,707	0	152,207

(1)
This column represents annual retainer fees and board and committee meeting attendance fees.

(2)
No options were granted to directors in 2009. See the Director Stock and Option Awards Outstanding at December 31, 2009 table below for detail regarding each director's total outstanding option awards.

(3)
This column represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718 utilizing the assumptions discussed in Note 13 to our financial statements for the fiscal year ended December 31, 2009, of RSUs granted by TRH under the 2008 Non-Employee Directors' Stock Plan. See the Director Stock and Option Awards Outstanding at December 31, 2009 table below for detail regarding each director's total outstanding stock awards.

        The Director Stock and Option Awards Outstanding at December 31, 2009 table that follows provides additional detail regarding non-management directors' outstanding equity-based awards.

Director Stock and Option Awards Outstanding at December 31, 2009

	Option Awards
Name	Number Exercisable	Number Unexercisable(1)	Stock Awards
C. Fred Bergsten	44,125	0	0
Ian H. Chippendale	0	0	4,600
John G. Foos	0	0	5,600
John L. McCarthy	0	0	3,600
William J. Poutsiaka	0	0	3,600
Richard S. Press	0	0	5,600
Thomas R. Tizzio	50,375	0	5,600

(1)
This column represents, for each director, the unvested TRH stock option awards granted in prior years. Each grant vests 25% a year for four years from the date of grant. No option awards were granted in 2009.

Ownership of Certain Securities

        The following table summarizes the beneficial ownership of equity securities of TRH, by each of the nominees for director, each executive officer named in the Summary Compensation Table and by the current directors and current executive officers as a group.

	Equity Securities Owned Beneficially as of January 31, 2010(1)
	TRH Common Stock
Name	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Stephen P. Bradley	0	—
Paul A. Bonny	226,228.34
Ian H. Chippendale	467	(3)
John G. Foos	3,467	(3)
Reuben Jeffery III	0	—
John L. McCarthy	1,467	(3)
Robert F. Orlich	557,619.84
Richard S. Press	4,467	(3)
Michael C. Sapnar	104,821.16
Steven S. Skalicky	229,249.35
Thomas R. Tizzio	102,855.16
Javier E. Vijil	205,648.31
All Directors and Executive Officers of TRH as a Group (15 individuals)	1,508,531	2.27

(1)
Unless otherwise indicated, the beneficial owners listed have sole voting and investment power over the shares listed.

(2)
Amounts of equity securities shown include shares of TRH Common Stock subject to options which may be exercised within 60 days of January 31, 2010 and RSUs which may vest within 60 days of January 31, 2010 as follows: Bonny—203,872 shares, Chippendale—467 shares, Foos—467 shares, McCarthy—467 shares, Orlich—486,246 shares, Press—467 shares, Sapnar—99,684 shares, Skalicky—203,871 shares, Tizzio—55,975 shares, Vijil—193,871 shares, all directors and executive officers of TRH as a group—1,310,261 shares.

Amounts of equity securities shown include shares as to which the individual shares voting and investment power as follows: Foos—3000 shares with his wife, Orlich—56,571 shares with his wife, Skalicky—758 shares with his wife, Tizzio—46,880 shares with his wife, Vijil—11,777 shares with his wife, all directors and executive officers of TRH as a group—118,986 shares.

Amounts of equity securities excludes the following securities owned by members of the named individual's immediate family as to which securities such individual has disclaimed beneficial ownership: Foos—300 shares, Press—2000 shares, all directors and executive officers as a group—2300 shares.

(3)
Less than .01 percent.

RELATIONSHIP WITH AIG

Relationship with the AIG Group

        American International Group, Inc. ("AIG", and collectively with its subsidiaries, the "AIG Group"), a Delaware corporation, is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include general insurance, life insurance and retirement services operations. Other significant activities include financial services and asset management. AIG subsidiaries, collectively, are among the largest purchasers of reinsurance in the insurance industry based on premiums ceded.

        Prior to June 10, 2009, AIG beneficially owned approximately 59% of TRH's outstanding shares. On June 10, 2009, AIG and American Home Assurance Company ("AHAC"), a wholly owned subsidiary of AIG, consummated a secondary public offering (the "Offering") of 29.9 million issued and outstanding shares of the TRH Common Stock owned by AIG and AHAC. TRH did not receive any proceeds from the Offering. According to the Form 13F filed on February 18, 2010 by AIG, as of December 31, 2009, the AIG Group had sole voting authority over 9.2 million shares of TRH's common stock, representing approximately 13.8% of TRH's outstanding shares as of December 31, 2009.

        On March 15, 2010, AIG and AHAC consummated another secondary public offering (the "Second Offering") of 8.4 million shares of TRH Common Stock owned by AHAC. TRH repurchased 2 million of its shares from AHAC in the Second Offering pursuant to a stock offering agreement for an aggregate purchase price of approximately $105 million. TRH did not receive any proceeds from the Second Offering. As of March 15, 2010, AIG and its subsidiaries, including AHAC, beneficially owned 725,969 shares of TRH Common Stock (excluding shares held by certain mutual funds that are advised or managed by subsidiaries of AIG), representing approximately 1.1 percent of TRH's outstanding shares.

AIG Group Reinsurance

        In the normal course of business, TRH, through its wholly owned subsidiaries TRC, Putnam and Trans Re Zurich either accepts or rejects reinsurance offered by subsidiaries of AIG based upon TRH's assessment of risk selection, pricing, terms and conditions. Historically, and with few exceptions, TRH has generally not set terms and conditions as lead underwriter with respect to treaty reinsurance with subsidiaries of AIG; however, TRH may in the future set terms and conditions with respect to such business as a lead underwriter and intends that the terms and conditions of any such reinsurance will be negotiated on an arms' length basis. Both the Underwriting and the Risk Management Committees of the Board of Directors of TRH, which include at least one independent director of TRH, monitor TRH's underwriting policies.

        Approximately $263 million (6.3%), $310 million (7.0%) and $307 million (7.2%) of gross premiums written by TRH in the years 2009, 2008 and 2007, respectively, were originated by the AIG Group and ceded to TRH, excluding premiums assumed that initially were insured by AIG subsidiaries as a result of TRH's marketing efforts and then ceded to TRH by prearrangement and amounts assumed from an AIG subsidiary and ceded in an equal amount to other AIG subsidiaries. TRH has no goal with respect to the portion of AIG Group versus non-AIG Group business it accepts. TRH's objective in determining its business mix is to evaluate each underwriting opportunity individually with a view to maximizing overall underwriting results.

Certain Transactions with the AIG Group

        In connection with the Offering, TRH entered into a Master Separation Agreement (the "MSA") with AIG and AHAC on May 28, 2009. The MSA sets forth TRH's agreements with AIG and AHAC regarding the orderly separation of TRH from AIG, AHAC and their subsidiaries (the "Separation") and governs certain aspects of TRH's relationship with AIG, AHAC and their subsidiaries on a going forward basis, including their waiver of certain rights they may have under intercompany agreements and insurance agreements. TRH also entered into a transition services agreement (the "TSA") with AIG, pursuant to which AIG and its subsidiaries would continue to provide various services to TRH for a limited period of time following the Separation while TRH transitioned away receiving such services from AIG by either outsourcing the services or bringing the services in-house. As of December 31, 2009, TRH has completed the transition of most services from AIG. As part of the transition process, TRH entered into subleases with AIG for office space in New York, Chicago and Toronto.

        Prior to entering into the MSA and TSA in May 2009, TRH had service and expense agreements and certain other agreements with the AIG Group which provide for the reimbursement to the AIG Group of certain administrative and operating expenses which include, but are not limited to, investment advisory, investment recordkeeping, cash management services, office space and human resource related activities. Most of these service and expense agreements have terminated on various dates in 2009. Under the guidance of TRH's Finance and Investment Committee and senior management, the AIG Group acted as financial advisors and managers of TRH's investment portfolio through June 30, 2009. Effective July 1, 2009, TRH employs a third party not affiliated with AIG to provide these services.

        Through various dates in 2009, TRH's employees continued to participate in certain benefit plans sponsored by the AIG Group, including noncontributory defined benefit ("DB") pension plans, defined contribution ("DC") pension plans and other postretirement benefit plans. A substantial majority of TRH's employees were eligible to participate in these plans. After December 31, 2009, TRH employees no longer participate in any benefit plans sponsored or administered by the AIG Group other than in certain foreign branches. TRH employees now participate in DB pension, DC pension and other post retirement benefit plans sponsored and maintained by TRH. In general, vested and unvested benefits accrued through the end of 2009 by TRH employees participating in AIG sponsored plans have been assumed by a new corresponding TRH pension plan, and in the case of the U.S. DB pension plans, benefits have been frozen as of December 31, 2009. In 2010, an AIG DB pension plan will transfer funds related to TRH employees' prior participation in such plan into a new frozen DB pension plan sponsored by TRH. For the period beginning in 2010, TRH has established new DC pension plans to replace the AIG DB pension plans.

 REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into TRH's Annual Report on Form 10-K for the year ended December 31, 2009.

Compensation Committee Ian Chippendale, Chairman John L. McCarthy Richard S. Press

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

        TRH's compensation decisions for 2009 reflect the overall performance of TRH during 2009, one of the most challenging years for business in general, for the insurance industry and for TRH in particular. TRH's net income for 2009 was $477.7 million or $7.15 per diluted share compared to $102.3 million or $1.53 per diluted share 2008, an increase of 367 percent. For the annual period of 2009 and for the twentieth straight year since TRH became a public company TRH reported positive net income. Book value increased by 26% during 2009 and Return on Equity was 14.3 percent. Net operating cash flow for the year was $951.5 million in 2009. In addition to these financial achievements and other achievements noted in TRH's Annual Report, other accomplishments during 2009 were taken into consideration in making compensation decisions for 2009. These include management's handling of the crisis associated with AIG's near collapse and US government bailout and the associated impact on TRH's business. TRH also successfully completed its separation and transition from AIG's majority ownership with the completion of the first of two secondary offerings of shares of TRH common stock held by AIG in June 2009. Along with this secondary offering, TRH negotiated several separation and transition related agreements with AIG and successfully completed its separation from AIG administrative services. This included transitioning all Human Resource related functions that were previously handled by AIG. TRH also conducted a review of its investment management and investment accounting advisors and successfully transitioned the investment management to BlackRock Financial Management, Inc. and its investment accounting to State Street Bank and Trust Company. In addition, in November 2009, TRH successfully completed the issuance of $350 million aggregate principal amount of its 8.00% Senior Notes due 2039.

        Consistent with the Committee's philosophy that a significant portion of senior executives compensation should be performance based, the Committee established performance criteria on TRH's performance for all of the performance based compensation plans in the first quarter of 2009.

        The Committee's decisions with respect to 2009 are discussed in more detail under the heading "Compensation Decisions for 2009" below.

Objectives and Design of Compensation Framework

        TRH's performance-driven compensation framework is designed to attract, motivate and retain key executives. The Committee's philosophy for achieving these goals was to:

  •
  Emphasize "at risk" elements of compensation through the use of awards that will have value only if TRH produces a threshold level of financial performance and stockholder returns during current and subsequent performance periods.

  •
  Foster an owner/management culture through a partnership compensation approach that recognizes career milestones and ensures senior management accountability for a variety of company-wide strategic goals.

  •
  Align the long-term economic interests of key executives with those of stockholders by ensuring that a substantial component of each key executive's compensation is represented by TRH common stock.

  •
  Centralize administration and control over individual compensation components.

        The nature of TRH's business requires its compensation programs to take a balanced approach to short-term and long-term performance and to different types of long-term performance due to the volatility inherent in TRH's reinsurance business. TRH's compensation framework for the executives named in the Summary Compensation Table (the "named executives") uses four performance-based components to emphasize the mix of performance measures that TRH believes need to be addressed to deliver stockholder value: (1) annual performance based cash bonuses, (2) time-vested equity awards, (3) performance-based restricted stock units (Performance RSUs) under the TRH Partners Plan and (4) Senior Performance RSUs under the TRH Senior Partners Plan. The primary elements of performance rewarded by these components are:

  •
  Earnings per share, adjusted combined ratio and net written premium volume are yearly financial metrics considered in awarding the annual cash bonuses to senior executives. The annual cash bonuses are also affected by company performance against non-financial strategic and operational goals.

  •
  Growth in adjusted book value per share is the performance measure used to determine the number of Performance RSUs earned under the Partners Plan measured over two-year periods and the number of Senior Performance RSUs under the Senior Partners Plan measured over three-year periods.

  •
  The market price of TRH common stock determines the value of option and time-vested RSU awards and affects the value of Performance RSUs earned under the Partners and Senior Partners Plans.

        The three long-term components (time-vested equity awards, Partners Plan Performance RSUs and Senior Partners Plan Performance RSUs) provide a hierarchy of reward opportunities that match key points in career growth, with executives progressing on the basis of performance from participating in time-vested equity-based awards, to becoming a "Partner" in the management group and, for select key executives, ultimately advancing to a "Senior Partner" level. In 2009, approximately 205 of our approximately 620 employees received time-vested equity grants, 45 participated in the Partners Plan and 7 executive officers, including all of the named executive officers, participated in the Senior Partners Plan.

        The three long-term components also utilize different weightings of adjusted book value and share price performance. The value of option and time-vested RSU awards is entirely dependent on the market price of TRH common stock. The value ultimately realized from an award under the Partners and Senior Partners Plans depends on both TRH's financial performance (which determines the number of Performance RSUs earned) and the market price of TRH common stock (which determines the value of each Performance RSU earned under the plans).

        TRH's compensation framework fulfills two principal objectives. First, it ensures that TRH, under the management of a group of Partners and Senior Partners, must achieve a targeted level of compound annual growth in the book value per share of TRH common stock to realize the full value of long-term awards. Second, multiple performance goals provide a balance of financial and market incentives covering annual, mid-term and long-term measurement periods.

        Stockholder-approved Stock Option and Stock Incentive Plans maximize deductibility of long-term executive compensation. Section 162(m) of the Internal Revenue Code permits companies to deduct amounts in excess of $1 million paid in any year to the CEO and three other most highly compensated officers (other than the chief financial officer who is not subject to these rules) provided certain requirements are met.

The 2009 Long Term Equity Incentive Plan adopted in 2009 allows TRH to maximize the deductibility of long-term, performance-based, compensation awards under the plan as well as under the Partners and Senior Partners plans in 2009 and future years.

        Executive Bonus Plan rewards executives based on key performance measures. Under the TRH Executive Bonus Plan ("EBP"), each participating executive's target for an annual cash bonus is established by the Committee based on analysis of our market competitors and the executives' responsibilities and goals. This targeted value results in a specified percentage of the executive's salary. The level of the annual cash bonus is then determined based on a combination of performance goals including TRH's earnings per share, adjusted combined ratio and net premiums written for the year. The EBP currently provides for the maximum amount of tax deductibility under Section 162(m) of the Internal Revenue Code.

        The Committee has reserved the right to award other performance compensation to senior executives outside of the aforementioned plans and, in fact, for the first time in the Company's history since becoming a public company in 1990, instituted a Retention Bonus Program in 2008. In September 2008, AIG encountered numerous financial difficulties ultimately resulting in the Federal Reserve Bank of New York providing the Fed Credit Facility to enable AIG to meet its obligations. As a result of the issues encountered by AIG, the Company and its Board found itself in a unique situation as an affiliate of AIG. Investors, Clients and Rating Agencies became concerned over the possibility of AIG's financial difficulties having a negative impact on the operations of the Company and confirmed the importance in the continuity of TRH management and other key employees. The Compensation Committee and Board of Directors, recognizing almost immediately that the retention of the Company's key employees would be the best defense against the attempts of competitors to recruit both employees and clients, adopted the Retention Bonus Plan in October 2008. Under the plan, the Company's key employees were separated into two main groups. The first group consisting of 101 employees, deemed the most critical to the Company's continued success, was granted bonuses equal to 50% to 200% of salary payable in two installments, December 15, 2008 and July 15, 2009. These employees were required to execute retention agreements that provided for the employees to remain with the Company through December 31, 2009 and included a clawback provision requiring the employee to return the bonus amounts received should the employee leave the company in violation of the agreement. The second group consisting of 175 key employees, was given bonuses in an amount up to 25% of their salaries, payable on January 15, 2009, and required the employees to remain with the Company through that date. No employee who participated in the first group of the Retention Bonus Program resigned from the Company prior to December 31, 2009.

Compensation Components

        TRH divides compensation components into two general categories: direct compensation and indirect compensation. For the named executives in 2009, these components were:

Direct Compensation		Indirect Compensation
•	Base salary	•	Retirement benefits
•	Cash bonuses, including retention	•	Perquisites
	bonuses	•	Welfare benefits
•	Time-vested grants of RSUs	•	Termination benefits
•	Performance RSUs granted under the Partners Plan, based on two-year growth in book value per share
•	Senior Performance RSUs granted under the Senior Partners Plan, based on three-year growth in book value per share

Direct Compensation Elements

        Base salary. TRH's executives, including the named executives, receive a competitive portion of their overall compensation as base salary. The Committee intends to pay base salary at a reasonable range around the market median (described in more detail below), based on demonstrated performance, responsibilities, and individual experience. Base salaries remained largely unchanged except for Messrs. Orlich and Sapnar. Mr. Orlich's base salary was increased $100,000 over 2008 as a result of eliminating the quarterly bonus program and Mr. Sapnar's base salary was increased reflecting his increased role in senior management.

        Cash bonus. Annual cash bonuses are intended to reward participants for individual, business unit and overall TRH performance during the year. The bonus paid to each participant is generally based on TRH's overall performance for the year, individual performance and an assessment of the business unit's performance taking into account the individual's bonus level as established by the Committee.

        Time-vested grants of RSUs. TRH provides long-term equity-based compensation through time-vested equity grants to key employees, including all Partners and Senior Partners. For 2009, the Committee evaluated the historical use of stock options for the senior most executives in light of shifting market practices and granted time-vested RSUs under TRH's 2009 Long Term Equity Incentive Plan rather than stock options to all officers including the named executive officers. The Committee reviewed the market data (described in more detail below) provided by Towers Watson as part of its overall review of current practices and determined that use of RSUs was appropriate for the senior most executives, including the named executive officers, because competitive market conditions indicated a move towards the use of RSUs and away from stock options and because RSUs align executives interests with those of stockholders. RSUs, similar to options, increase in value if the market price of the stock appreciates and decline in value if the market price of the stock depreciates, providing an additional performance component that is aligned with TRH stock performance.

        The Committee met during the first quarter following year-end and made its year-end determinations with regard to time-vested equity based awards for TRH's executives and officers, including the named executive officers. The authority to grant equity-based awards has not been delegated outside of the Committee.

        Performance RSUs granted under the Partners Plan. The Committee grants Performance RSUs each year to participants in the Partners Plan. Under the Partners Plan, the number of Performance RSUs earned by a Partner will depend on the cumulative growth in adjusted book value, as defined under the plan, per share of TRH common stock over a two-year performance period and will range from 0 to 150 percent of each Partner's "target" award. Grants of Performance RSUs under the Partners Plan do not guarantee that compensation will be earned. Performance RSUs will be forfeited and no shares earned, if the growth in TRH's adjusted book value falls below a minimum "threshold" level over a two-year performance period. 25 percent of Performance RSUs granted will be earned if performance is at the "threshold" level, 100 percent will be earned if performance is at the "target" level of performance and 150 percent will be earned if performance is at or above the "maximum" level, with amounts determined on a straight-line basis between "threshold," "target" and "maximum" levels.

        In establishing performance goals for earning Performance RSUs for the 2010-2011 performance period (2010 Performance RSUs), TRH management recommended that "target" levels be long-term aspirational in nature, with the expectation that once established, such "target" levels would change infrequently rather than on a regular basis. With this expectation in mind, and considering the volatility inherent in TRH's business associated with catastrophe exposures, the Committee again established a target performance measure of 14.49 percent growth in TRH's adjusted book value per share over the 2010-2011 performance period. These targets are disclosed in the limited context of TRH's compensation programs and should not be understood to be estimates of future results or other guidance. TRH specifically cautions investors not to apply these targets to other contexts. For a discussion of the

Committee's assessment of management's performance in 2009 and the Performance RSUs earned for the 2008-2009 performance period, see "Compensation Decisions for 2009" below.

        Vesting. 2008 and later Performance RSUs earned under the Partners Plan at the end of each two-year performance period will be converted to time-vested RSUs and will vest in two equal installments promptly after the third and fourth anniversaries of the first day of the performance period. Any unvested Performance RSUs generally will be forfeited if the participant ceases employment with TRH.

        Senior Performance RSUs granted under the Senior Partners Plan. The Committee grants Senior Performance RSUs each year to participants in the Senior Partners Plan. Under the Senior Partners Plan, the number of Senior Performance RSUs earned by a Senior Partner will depend on the cumulative growth in adjusted book value, as defined under the plan, per share of TRH common stock over a three-year performance period and will range from 0 to 200 percent of each Senior Partner's "target" award. Grants of Senior Performance RSUs under the Senior Partners Plan do not guarantee that compensation will be earned. Senior Performance RSUs will be forfeited and no shares earned, if the growth in TRH's adjusted book value falls below a minimum "threshold" level over a three-year performance period. 25 percent of Senior Performance RSUs granted will be earned if performance is at the "threshold" level, 100 percent will be earned if performance is at the "target" level of performance and 200 percent will be earned if performance is at or above the "maximum" level, with amounts determined on a straight-line basis between "threshold," "target" and "maximum" levels.

        In establishing performance goals for earning Senior Performance RSUs for the 2010-2012 performance period (2010 Senior Performance RSUs), TRH management recommended that "target" levels be long-term aspirational in nature, with the expectation that once established, such "target" levels would change infrequently rather than on a regular basis. With this expectation in mind, and considering the volatility inherent in TRH's business associated with catastrophe exposures, the Committee again established a target performance measure of 25.97 percent growth in TRH's adjusted book value per share over the 2010-2012 performance period. These targets are disclosed in the limited context of TRH's compensation programs and should not be understood to be estimates of future results or other guidance. TRH specifically cautions investors not to apply these targets to other contexts. For a discussion of the Committee's assessment of management's performance in 2009 and the Performance RSUs earned for the 2007-2009 performance period, see "Compensation Decisions for 2009" below.

        Vesting. 2008 and later Senior Performance RSUs earned under the Senior Partners Plan at the end of each three-year performance period will be converted to time-vested RSUs and will vest in two equal installments promptly after the third and fourth anniversaries of the first day of the performance period. Any unvested Senior Performance RSUs generally will be forfeited if the participant ceases employment with TRH.

Indirect Compensation Elements

        Retirement benefits. TRH provides its eligible employees with a number of retirement plans, including traditional pension plans (defined benefit plans) and individual account plans (defined contribution plans), such as a 401(k) plan.

        Defined benefit plans. In 2009, TRH's domestic employees continued to participate in AIG's defined benefit plans which include a tax-qualified pension plan and an Excess Retirement Income Plan (ERIP). Each of these plans provide for a yearly benefit based on years of service and the executive's salary over a three-year period. The ERIP is designed to pay the portion of the benefit under the tax-qualified plan that is not payable under that plan due to restrictions imposed by the Internal Revenue Code. Effective January 1, 2010, TRH ceased participation in the tax-qualified AIG defined benefit plan and established its own tax-qualified defined benefit plan in order to accept a transfer of assets and liabilities from the AIG plan with respect to benefits accrued by TRH employees through December 31, 2009. TRH also ceased participation in the ERIP effective as of December 31, 2009 and established its own excess plan related to the new tax-qualified TRH defined benefit plan effective January 1, 2010. Neither of these new TRH plans provides benefit accruals for periods after December 31, 2009. Effective January 1, 2010, TRH established new defined contribution plans to provide benefits for periods after December 31, 2009.

        Defined contribution plans. On January 1, 2009, TRH established the TRH defined contribution plan (401(k) plan). All regular domestic employees of TRH are eligible to participate in the TRH plan. TRH matches participant contributions to the 401(k) plan based on an employee's completed years of service up to applicable limits imposed by the Internal Revenue Code. Effective January 1, 2010, TRH established a new tax-qualified defined contribution plan and related nonqualified excess plan that provide contributions for periods after December 31, 2009 that are intended to be of comparable economic value to the annual accruals previously provided to TRH participants under the tax-qualified AIG defined benefit plan and the ERIP.

        These plans and their benefits are described in greater detail in "Post Employment Compensation—Pension Benefits." TRH believes that these plans provide substantial retention and competitive advantages. In certain foreign jurisdictions, TRH may provide a defined benefit plan, a defined contribution plan or alternative contribution plan, or may participate in government approved or regulated plans.

        Mr. Bonny along with most employees in TRH's London office participated in the AIG Retirement Savings Plan in the United Kingdom (the "UK Plan") from January 2009 to October 2009 and in the TRC Group Self Invested Personal Pension ("TRC Group SIPP") from November 2009 to December 2009, as described in greater detail in "Post-Employment Compensation—Pension Benefits."

        Perquisites. To facilitate the performance of executives' management responsibilities, TRH provides certain key executives and other senior officers with automobile allowances, housing allowances and club and gym memberships.

        TRH does not provide any tax reimbursements or gross-ups in connection with taxable perquisites except in connection with relocation and international assignments.

        TRH has historically not had a formal perquisite policy although the Committee reviewed perquisites for TRH's senior executives in prior years. TRH believes the perquisites are reasonable in comparison to those typically provided by peer companies and that perquisites constitute a minor component of total compensation for each named executive.

        Welfare benefits. TRH executives participate in the same broad-based health, life, and disability benefit programs as other TRH employees.

        Termination benefits and policies. As discussed below, TRH provides severance benefits to a select group of executives who participate in the TRH Partners and Senior Partners plans, including the named executives.

        Employment agreements and executive severance plan. TRH has generally not entered into employment agreements with its senior most executives and none of the named executives have employment agreements other than as previously disclosed with respect to the retention bonus program which terminated on December 31, 2009, and a 2005 Long-Term Cash Award Agreement entered into with Mr. Orlich.

        In 2008, the Board adopted the TRH Executive Severance Plan ("TRH ESP") as a replacement for the AIG severance plan that previously covered select executive officers of TRH. Under the TRH ESP, severance protection is provided to the senior most executives who participate in the Partners and Senior Partners Plans. Partners Plan participants who are Senior Vice Presidents or higher, will under specified circumstances, be granted severance equal to one month of severance for each year of service to TRH up to a maximum of 12 months. Senior Partner Plan participants who are Senior Vice Presidents or higher, will under specified circumstances, be granted severance equal to 24 months. All of the named executives are Senior Partner Plan participants and qualify under this provision with the exception of the CEO who, under certain circumstances, can be granted 30 months severance. The amount of the severance payment is equal to the employee's final annual salary plus the average of the last three years bonuses.

        In addition, during the time period in which severance is being paid, executives will be entitled to (i) medical benefits plan coverage at active employee rates, (ii) additional vesting in the retiree health plan as though they are active employees, (iii) additional non-qualified pension credits, and (iv) continued life insurance and retiree health benefits. For a further discussion of this plan and amounts that would have been payable under the TRH ESP had a named executive officer been terminated on December 31, 2009, see "Quantification of Termination Payments and Benefits" below.

        Termination and retirement provisions in long-term awards. TRH does not provide any severance protection within the TRH long-term compensation plans in which executives and employees participate. As a result, unvested equity-based awards, and awards under the Partners Plan and the Senior Partners Plan generally will be forfeited on termination of employment before normal retirement (unless the Committee determines otherwise in a particular situation) with an exception for permanent disability and/or a change-in-control. Under the TRH ESP, however, Performance RSUs, as well as options and other restricted stock units will continue to vest during the period of time in which severance payments are made. With the approval of the Committee or the Board, outstanding vested options generally may be exercised for three months after a termination of employment before normal retirement, but only to the extent that those options were exercisable as of the termination date.

        TRH's normal retirement age is 65. For executives who retire after reaching normal retirement age, time-vested equity-based awards will generally vest upon retirement. For executives who retire during a performance period under the Partners Plan or the Senior Partners Plan, a pro-rated portion of the award that is ultimately earned will vest at the end of the performance period.

        Change-in-control benefits. Prior to 2008 none of TRH's executive compensation components had change-in-control provisions. The Compensation Committee and the Board considered the issues that arose at AIG and AIG's disclosure of its intent to consider all alternatives with respect to its ownership interest in TRH including the possible disposition of its interest. As a result, the Committee decided that an important tool to retain its key employees was to provide a change-in-control trigger in certain of its equity plans. With the knowledge that a change-in-control could occur at TRH as a result of a sale of AIG's ownership interest and that TRH's operations may remain completely intact with no employee dislocation, the Committee and the Board decided to amend the 2003 Stock Incentive Plan and the Partners and Senior Partners Plans to include a change-in-control provision that utilizes a dual trigger. Under the change-in-control provision, in addition to a change-in-control taking place at the Company level, the employee must also be terminated without "Cause" or leave for "Good Reason" as defined under the plans, in order for the provision to provide for the acceleration of vesting of an RSU or a Performance RSU. This change-in-control provision was also included in the 2009 Long Term Equity Incentive Plan.

Other Factors Affecting Compensation

        Stock ownership guidelines. TRH has historically not had formal stock ownership guidelines. In light of the structure of TRH's former compensation arrangements, the Company believes that the named executives generally have interests in non-transferable TRH stock that TRH considers appropriate for an executive of their level.

        Adjustment or recovery of awards upon restatement of financial results. TRH's compensation framework reserves discretion for the Committee to adjust earned compensation for a restatement of financial results. Both the Partners Plan and the Senior Partners Plan provide that the Committee can adjust outstanding awards for any restatement of financial results. In addition, under the Partners and Senior Partners Plans, the Committee will have the power to decrease the number of a participant's Performance RSUs that are earned for a performance period in addition to the authority to make non-uniform adjustments among executives and officers.

Process for Compensation Decisions

        The Compensation Committee determines the compensation of Mr. Orlich and the Board approves or ratifies the amounts to be paid to him. Based on Mr. Orlich's recommendations, the Committee reviews and approves the compensation of the other executives under its purview, which includes all of the other named executive officers. The Committee also makes recommendations to the Board with respect to TRH's compensation programs for executives and other employees and coordinates with the Nominating and Corporate Governance Committee in overseeing TRH's management development and succession planning programs.

        Use of compensation consultant. To provide independent advice, TRH has used the services of a compensation consulting firm, Watson Wyatt Worldwide, Inc. ("Watson Wyatt") since 2005. On January 1, 2010, Watson Wyatt and Towers, Perrin, Forster & Crosby, Inc. ("Towers Perrin") merged to form Towers Watson & Co. ("Towers Watson"). In the past, prior to the merger, Watson Wyatt provided compensation consulting services to TRH, while Towers Perrin, as an entity unrelated to Watson Wyatt, provided brokerage and actuarial services to TRH. Following the merger, based on TRH's historical relationship working with Watson Wyatt and Towers Perrin as separate entities, TRH has received, and may continue to receive, consulting services and brokerage and actuarial services from separate divisions of Towers Watson. During 2009, Watson Wyatt prepared various competitive analyses of executive pay for TRH which have been shared with the Committee. Total fees paid to Watson Wyatt for executive compensation consulting services in 2009 were $183,362. Watson Wyatt also provided non-executive compensation consulting services, including general industry surveys and consulting services with regard to the evaluation of compensation for all levels of TRH's employees. Total fees paid to Watson Wyatt for non-executive compensation consulting services in 2009 were $171,067.

        Consideration of competitive compensation levels. In reviewing compensation decisions over the year and in making decisions about the compensation of the named executives, the Committee is provided with competitive market information. As a general matter, the Committee intends to position salary, annual cash-based compensation and annual equity-based compensation at a reasonable range above the market median for both retention and incentive purposes.

        TRH currently uses a peer group of reinsurance companies to measure its performance against for compensation purposes. The group of reinsurance and insurance companies is listed below:

Companies

Arch Capital Group Ltd.
Axis Capital Holdings Ltd.
Endurance Specialty Holdings Ltd.
Everest Re Group Ltd.
Max Re Capital Ltd.
Montpelier Re Holdings Ltd.
Odyssey Re Holdings Corp.
Partner Re Ltd.
Platinum Underwriters Holdings, Ltd.
Renaissance Re Holdings Ltd.
XL Capital Ltd.

        The Committee believes this peer group provides an appropriate basis for comparison in the reinsurance and insurance industry with respect to both overall business and executive talent since TRH competes with these companies within the reinsurance industry.

        Consideration of prior years' compensation. Although the named executives' prior levels of participation in TRH's compensation plans are considered in determining their ongoing levels of participation, the cumulative amounts realizable from prior years' equity-based awards generally (including market return on equity-based awards) are not considered in determining the amount or the elements of current year compensation. The Committee and TRH management believe that this approach is most consistent with the goal of motivating strong performance in each subsequent year by enabling executives to continue to earn competitive compensation in exchange for achievement of annual and long-term financial and market goals. The Compensation Committee has discussed the impact that the decrease in value in AIG stock has had on the value of previous grants made to TRH executives, including all of the named executives, under various AIG compensation plans. While the Committee continues to monitor the situation in order to determine its impact on the Company's ability to retain all of its key employees, including the named executives, the Committee decided not to re-price previously granted TRH options and not to issue additional equity grants outside of the normal annual review process.

Compensation Decisions for 2009

        The Committee made compensation decisions for 2009 during the first quarters of 2009 and 2010. During the first quarter of 2009, the Committee made year-end compensation decisions for bonuses and equity plan participations for the named executives for year-end 2008 as well as setting the performance metrics and bonus targets of compensation plans for 2009. During the first quarter of 2010, the Committee made year-end compensation decisions for bonuses and equity plan participations for the named executives for year-end 2009 as well as setting the performance metrics and bonus targets of compensation plans for 2010. In the future, the Committee expects to continue to make most compensation decisions for senior executives, including the named executives, in the first quarter of the following year.

        Year-end compensation decisions for 2009. The following supplemental table shows the changes in the amount of year-end compensation decided by the Committee in the first quarter of 2010 for each component awarded to each named executive.

 Year-End Performance Based Compensation Awards

				Performance Restricted Stock Awards
				($ of TRH Shares)
Name	Year	Cash Bonus (Year-end plus Quarterly)(1)	Option and RSU Awards ($ value of TRH Shares)(2)	Partners RSUs(3)	Senior Partners RSUs(4)	Total
Robert F. Orlich	2009	$1,862,500	$2,030,460	$1,923,720	$1,548,360	$7,365,040
	2008	$749,000	$1,514,400	$1,391,570	$1,128,300	$4,783,270
Steven S. Skalicky	2009	$908,000	$779,130	$680,340	$351,900	$2,719,370
	2008	$335,000	$548,970	$526,540	$263,270	$1,673,780
Paul A. Bonny	2009	$866,773	$779,130	$680,340	$351,900	$2,678,143
	2008	$293,663	$548,970	$507,735	$263,270	$1,613,638
Javier E. Vijil	2009	$845,100	$779,130	$633,420	$304,980	$2,562,630
	2008	$305,000	$548,970	$488,930	$236,943	$1,579,843
Michael C. Sapnar	2009	$793,400	$920,790	$680,340	$351,900	$2,746,430
	2008	$330,000	$662,550	$526,540	$263,270	$1,782,360

(1)
Represents the year-end cash bonus paid under the EBP for 2009 and 2008 for each of the named executives. Mr. Orlich's cash bonus includes $0 and 104,000 of a quarterly bonus payment in 2009 and 2008, respectively. This column does not include bonuses paid in conjunction with the Retention Bonus Program as this program is not intended to be an annual year-end bonus program.

(2)
Represents the aggregate grant date fair value of RSU awards granted in February 2010 for the 2009 year-end and RSU awards granted in February 2009 for the 2008 year-end, computed in accordance with FASB ASC Topic 718 utilizing the assumptions discussed in Note 13 to our financial statements for the fiscal year ended December 31, 2009.

(3)
Represents the target aggregate grant date fair value of Partners Plan awards granted in February 2010 for the 2010-2011 Performance Period (shown in 2009) and in February 2009 for the 2009-2010 Performance Period (shown in 2008), computed in accordance with FASB ASC Topic 718 utilizing the assumptions discussed in Note 13 to our financial statements for the fiscal year ended December 31, 2009.

  The maximum aggregate grant date fair value of awards granted in February 2010 for the 2010-2011 Performance Period (shown in 2009) is as follows: Mr. Orlich—$2,885,580; Mr. Skalicky—$1,020,510; Mr. Bonny—$1,020,510; Mr. Vijil—$950,130; and Mr. Sapnar—$1,020,510. The maximum aggregate grant date fair value of awards granted in February 2009 for the 2009-2010 Performance Period (shown in 2008) is as follows: Mr. Orlich—$2,087,355; Mr. Skalicky—$789,810; Mr. Bonny—$761,603; Mr. Vijil—$733,395; and Mr. Sapnar—$789,810.

(4)
Represents the target aggregate grant date fair value of Senior Partners Plan awards granted in February 2010 for the 2010-2012 Performance Period (shown in 2009) and in February 2009 for the 2009-2011 Performance Period (shown in 2008), computed in accordance with FASB ASC Topic 718 utilizing the assumptions discussed in Note 13 to our financial statements for the fiscal year ended December 31, 2009.

  The maximum aggregate grant date fair value of awards granted in February 2010 for the 2010-2012 Performance Period (shown in 2009) is as follows: Mr. Orlich—$3,096,720; Mr. Skalicky—$703,800; Mr. Bonny—$703,800; Mr. Vijil—$609,960; and Mr. Sapnar—$703,800. The maximum aggregate grant date fair value of awards granted in February 2009 for the 2009-2011 Performance Period (shown in 2008) is as follows: Mr. Orlich—$2,256,600; Mr. Skalicky—$526,540; Mr. Bonny—$526,540; Mr. Vijil—$473,886; and Mr. Sapnar—$526,540.

        Performance objectives. Based on analysis of TRH's and the peer group's historical performance and recommendations from Mr. Orlich, the Committee established annual performance objectives for 2009 for the EBP, Partners Plan and the Senior Partners Plan in the first quarter of 2009. The objectives pertained to financial performance (based on net written premiums, earnings per share, adjusted combined ratio taking into account the volatility with regard to catastrophe losses and growth in adjusted book value); articulation of business strategy and organization management. The Committee established a formula for evaluating financial performance and the objectives were weighted. The Committee retained the discretion to reduce bonus amounts after evaluating TRH's overall performance concluding that TRH would be best served by this approach.

        In addition, in the first quarter of 2009 the Committee established an annual bonus target under the EBP for each named executive officer based on a total bonus level intended to be comparable to the peer group described above. The Committee set each named executive officer's target bonus equal to 75 percent of the named executive officer's annual salary and set a maximum for each individual executive officer's bonus award at 200 percent of the targeted level. Under the EBP, TRH's overall performance was measured against three targeted performance objectives; net written premiums, earnings per share and adjusted combined ratio. The Committee set the relative percentage of each metric equal to the following: net written premium accounted for ten percent; earnings per share accounted for thirty percent and adjusted combined ratio accounted for sixty percent of the target bonuses for the named executive officers. The Committee determined the annual bonus amounts at year-end based on TRH's overall results relative to current year's performance objectives, market conditions and performance of competitors.

        In February 2010, the Committee reviewed the 2009 year-end results and compared them to the metrics set for the EBP. For 2009, the Committee had set a target range of $3.56 billion to $3.94 billion for net written premiums, a target of $5.66 for earnings per share and a target of 100.67 percent for adjusted combined ratio. The adjustment to the combined ratio metric is designed to smooth the volatility associated with property catastrophe costs that can have an outsized impact on the overall level of bonuses. This combined ratio metric is balanced by the earnings per share metric which includes the full impact of catastrophe costs each year. This design is intended to reflect the mix of business the company writes and to provide a consistent measure of TRH's performance between years.

        Based on the operating results of TRH for 2009 under the EBP, TRH was able to realize a bonus level equal to 186.25 percent of the targeted bonuses for the named executive officers. This was achieved by virtue of TRH exceeding the target level range for the net written premiums metric with $3.99 billion of net written premiums, which added 12.59 percentage points to the bonus level; exceeding the target level range for the earnings per share metric with earnings per share at $7.15, which added 53.66 percentage points to the bonus level; and exceeding the target level range (and reaching the maximum level) for the adjusted combined ratio metric with an adjusted combined ratio of 98.17 percent, which added 120 percentage points to the bonus level. After a review of the Company's results for 2009 against the metrics set in the first quarter of 2009, and taking into account managements performance in managing the separation and transition away from AIG majority ownership and its strong performance in protecting the company's franchise during a year in which the financial markets remained in turmoil the Committee considered the strong operating results of TRH for the year compared to 2008 and decided to grant the named executive officers bonuses equal to the level reached by the performance metric which equaled 186.25 percent of the targeted bonuses.

        In addition, at the February 2010 meeting, the Committee granted time vested RSUs, Performance RSUs and Senior Performance RSUs for both its Partners and Senior Partners Plans for 2010 and made year-end decisions on 2009 annual bonuses for executives other than the named executives, considered 2010 base salaries for the named executives and other executives under its purview based on its review of TRH's 2009 financial results. Decisions regarding the named executive officers were ratified by consent of the Board. The Committee concluded that management performed extremely well in 2009 in terms of both the challenges faced and the goals accomplished when taking into account the turmoil of the financial markets and the events that occurred at AIG.

        Base Salaries. The Committee considered salary levels of the named executive officers at year-end and determined that salaries should be modestly increased for 2010 with the exception of Mr. Orlich whose salary remained at $1 million dollars.

        Cash bonuses. Based on TRH's results in 2009 as discussed above and following a thorough review process, the Committee determined that senior management performed extremely well under the circumstances present during 2009. The Committee noted that management achieved a significant profit for the twentieth consecutive year as a public company despite the continued questions raised by AIG's majority ownership during the first half of 2009. In addition, the Committee took into account management's leadership in navigating the issues that arose as a result of the difficulties encountered by AIG and the separation and transition from AIG's majority ownership. The Committee also considered the increase in net income for the year as well as the overall compensation of the executives under its purview and decided to grant bonuses equal to the realized performance metric for the executives, including all of the named executives, to a level equal to 186.25 percent of each executive's target bonus. The Committee awarded Mr. Orlich a year-end bonus of $1,862,500 and, based on Mr. Orlich's recommendation, awarded the other named executives the bonus amounts set forth in the Summary Compensation Table.

        Time-vested grants of restricted stock units ("RSU"). In February 2010, the Committee granted Mr. Orlich a year-end RSU award of 43,000 shares for 2009 compared to a year-end award of 40,000 shares for 2008 to reflect Mr. Orlich's strong leadership during 2009. The dollar value of year-end RSU awards for all of the named executives increased from the dollar value of 2008 year-end equity awards as a result of the strong performance for TRH in 2009 and the overall increase in share value during 2009.

        Performance RSUs earned under the Partners Plan. As a result of TRH's performance for the 2008-2009 performance period, 2008 Performance RSUs were earned at 129.5 percent for all participants of the Partners Plan, including the named executives. Over the 2008-2009 performance period the growth in TRH's adjusted book value per share equaled 19.0 percent as compared to the target of 14.49 percent. The earned Performance RSUs will vest in two equal installments in January of 2011 and 2012. The amount of shares earned for the 2008 Performance RSUs for the named executive officers was a follows: Orlich—23,965, Skalicky—9,327, Bonny—9,068, Vijil—8,550 and Sapnar—9068.

        Senior Performance RSUs granted under the Senior Partners Plan. As a result of the performance for the 2007-2009 performance period, 2007 Senior Performance RSUs were earned at 178.1 percent for the named executive officers, who were the only participants in the 2007 Senior Partners Plan. Over the 2007-2009 performance period the growth in TRH's adjusted book value per share equaled 37.2 percent as compared to the target of 25.97 percent. The earned Senior Performance RSUs will vest in two equal installments in January of 2011 and 2013. As the Committee indicated at that time, it was the intention of the Committee to provide opportunities under the Senior Partners Plan for a limited number of the senior most executives of TRH, including the named executives. In February 2009, the Committee granted Senior Performance RSUs under the Senior Partners Plan to all of the named executive officers for the 2009-2011 performance period. The amount of shares earned for the 2007 Senior Performance RSUs for the named executive officers was a follows: Orlich—26,717, Skalicky—5,343, Bonny—5,343, Vijil—5,343 and Sapnar—5,343.

Conclusion

        TRH's compensation framework is designed to retain and motivate senior executives and to reward them for individual and TRH performance. TRH believes that the overall framework accomplished these objectives during 2009 and that TRH's compensation framework will continue to reinforce the alignment of employee and stockholder interests in the years to come and provide a basis for evaluating management's performance against the challenges of 2010.

 SUMMARY COMPENSATION TABLE

        The following table contains information about TRH's Chief Executive Officer, Chief Financial Officer and three other most highly paid executive officers. See the Compensation Discussion and Analysis for additional detail regarding the Committee's compensation philosophy, practices and 2009 compensation decisions.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value(5)	All Other Compensation(6)	Total
Robert F. Orlich	2009	$1,000,000	$720,000	$4,034,270	$—	$1,862,500	$439,735	$24,602	$8,081,107
President and Chief	2008	$900,000	$1,080,000	$2,233,110	$1,755,750	$749,000	$429,016	$16,100	$7,272,976
Executive officer	2007	$800,000	$—	$929,475	$1,129,200	$1,104,000	$112,554	$30,399	$4,215,628
Steven S. Skalicky	2009	$650,000	$390,000	$1,338,780	$—	$908,000	$247,839	$17,150	$3,551,769
Executive Vice President	2008	$646,154	$585,000	$713,262	$585,250	$335,000	$298,644	$16,100	$3,179,410
and Chief Financial Officer	2007	$550,000	$—	$185,895	$564,600	$475,000	$77,956	$22,050	$1,875,501
Paul A. Bonny	2009	$620,477	$358,069	$1,319,975	$—	$866,773	$—	$137,930	$3,303,224
Executive Vice President	2008	$719,307	$543,729	$693,264	$585,250	$293,663	$—	$161,282	$2,996,495
	2007	$687,254	—	$185,895	$564,600	$467,680	$—	$151,553	$2,056,982
Javier E. Vijil	2009	$605,000	$363,000	$1,274,843	$—	$845,100	$133,882	$52,491	$3,274,316
Executive Vice President	2008	$601,293	$544,500	$653,268	$585,250	$305,000	$164,812	$52,677	$2,906,800
	2007	$515,000	$—	$185,895	$564,600	$420,000	$38,856	$52,885	$1,777,236
Michael C. Sapnar	2009	$563,846	$324,600	$1,452,360	$—	$793,400	$54,410	$17,150	$3,205,766
Executive Vice President	2008	$475,000	$486,900	$693,264	$702,300	$330,000	$79,239	$16,100	$2,782,803
	2007	$475,000	$—	$185,895	$658,700	$456,000	$12,974	$22,063	$1,810,632

(1)
This column represents the portions of the retention bonus paid to the named executive officer in 2009 and 2008. The 2009 and 2008 amounts represent the total retention bonus granted. See the discussion of the Retention Bonus Program on page 17.

(2)
This column represents the aggregate grant date fair value of outstanding stock-based awards granted in the applicable fiscal year computed in accordance with FASB ASC Topic 718 utilizing the assumptions discussed in Note 13 to our financial statements for the fiscal year ended December 31, 2009.

The maximum aggregate grant date fair value of outstanding share-based awards are as follows: for 2009: Mr. Orlich—$5,858,355; Mr. Skalicky—$1,865,320; Mr. Bonny—$1,837,113; Mr. Vijil—$1,756,251; and Mr. Sapnar—$1,978,900; for 2008: Mr. Orlich—$3,849,615; Mr. Skalicky—$1,186,548; Mr. Bonny—$1,153,218; Mr. Vijil—$1,086,558; and Mr. Sapnar—$1,153,218; and for 2007: Mr. Orlich—$1,858,950; Mr. Skalicky—$371,790; Mr. Bonny—$371,790; Mr. Vijil—$371,790; and Mr. Sapnar—$371,790.

(3)
This column represents the aggregate grant date fair value of options granted in the applicable fiscal year computed in accordance with FASB ASC Topic 718 utilizing the assumptions discussed in Note 13 to our financial statements for the fiscal year ended December 31, 2009.

(4)
This column represents (1) annual performance cash bonuses under the Executive Bonus Plan and (2) for 2008 and 2007, payments under TRH's quarterly bonus program.

(5)
This column represents the total change of the actuarial present value of the accumulated benefit under all of TRH's defined benefit and actuarial pension plans. These plans are described in "Post-Employment Compensation—Pension Benefits."

(6)
This column includes TRH's matching contributions under (i) for 2009, the TRH Incentive Savings Plan (401(k)) for Messrs. Orlich, Skalicky, Vijil and Sapnar and TRH's contributions to the AIG Retirement Savings Plan (United Kingdom) and TRC Group SIPP for Mr. Bonny and (ii) for 2008

  and 2007, the American International Group, Inc. Incentive Savings Plan (401(k)) for Messrs. Orlich, Skalicky, Vijil and Sapnar and TRH's contributions to the AIG Retirement Savings Plan (United Kingdom) for Mr. Bonny. For 2009, these matching contributions include the following amounts: Orlich—$17,150; Skalicky—$17,150; Bonny—$111,686; Vijil—$17,119; and Sapnar—$17,150.

        The following table details the incremental cost to TRH of perquisites received by each of the named executives that are included in this column.

Perquisites & Benefits

Name	Car Service/ Car Allowance/ Parking(1)	Club Memberships and Recreational Opportunities(2)	Housing, Home Security and Other Living Expenses	Total
Robert F. Orlich	$7,452	$—	$—	$7,452
Steven S. Skalicky	$—	$—	$—	$—
Paul A. Bonny	$13,251	$7,464	$5,529	$26,244
Javier E. Vijil	$16,529	$18,843	$—	$35,372
Michael C. Sapnar	$—	$—	$—	$—

(1)
For the named executives, the cost for car-related perquisites represents TRH's direct expenditures. SEC rules require that costs of commuting and other uses not directly and integrally related to TRH's business be disclosed as compensation to the executive. One hundred percent of the preceding costs have been allocated to compensation for the named executive officers.

(2)
This column represents TRH's expense for corporate memberships in country clubs for which the named executive is listed as the member, and gym clubs.

2009 Grants of Plan-Based Awards

        In 2009, TRH granted performance-based awards to the named executive officers under all three of its equity-based plans: the 2009 Long Term Equity Incentive Plan, the Partners Plan and the Senior Partners Plan.

        Options. TRH at times provides part of its long-term compensation through time-vested option grants. All options for each of the named executives have four-year pro rata vesting and an exercise price equal to the closing price of TRH common stock on the date of grant. During 2009, TRH did not grant any time-vested option grants to the named executives.

        Restricted Stock Units. TRH provides part of its long-term compensation to key employees (including the named executives) through grants of time-vested Restricted Stock Units. In February 2009, TRH granted time-vested Restricted Stock Units to all of the named executive officers. The RSUs will vest after the third anniversary of the date of grant.

        Partners Plan. The Partners Plan operates for successive overlapping two-year performance periods. See discussion on page 26 under "Performance RSUs earned under the Partners Plan". Participants earn Performance RSUs that entitle them to receive shares of TRH common stock based on the cumulative growth in TRH's adjusted book value, as defined under the plan, over the two-year performance period if a threshold level of growth established by the Committee at the beginning of the period is achieved. The number of Performance RSUs that can be earned at the end of each period ranges from zero to 150 percent of the Partners Plan's target award. Any unvested Performance RSUs generally will be forfeited if the participant ceases employment with TRH before reaching age 65.

        In February 2009, TRH granted Partners Plan awards for the 2009-2010 performance period (2009 Performance RSUs) to all of the named executive officers. The 2009 Performance RSUs operate under the same performance and vesting terms as the 2008 Performance RSUs and will vest in two equal installments promptly after the third and fourth anniversaries of the first day of 2009.

        Senior Partners Plan. The Senior Partners Plan operates for successive overlapping three-year performance periods. Participants earn Senior Performance RSUs that entitle them to receive shares of TRH common stock based on the cumulative growth in TRH's adjusted book value, as defined under the plan, over the three-year performance period if a threshold level of growth established by the Committee at the beginning of the period is achieved. The number of Senior Performance RSUs that can be earned at the end of each period ranges from zero to 200 percent of the Senior Partners Plan's target award. Any unvested Senior Performance RSUs generally will be forfeited if the participant ceases employment with TRH before reaching age 65.

        In February 2009, TRH granted Senior Partners Plan awards for the 2009-2011 performance period (2009 Senior Performance RSUs) to all of the named executive officers. The 2009 Senior Performance RSUs operate under the same performance and vesting terms as the 2008 Senior Performance RSUs and will vest in two equal installments promptly after the third and fourth anniversaries of the first day of 2009.

2009 GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)
					Estimated Future Payouts Under Equity Incentive Plan Awards (# of TRH Shares)(2)			All Other Stock Awards
									Grant Date Fair Value of Equity Awards ($)(3)
	Grant Date	Plan Units						(# of TRH Shares)
Name			Target	Maximum	Threshold	Target	Maximum
Robert F. Orlich
Partners Plan 2009 Grant	2/13/2009	37,000			9,250	37,000	55,500		$1,391,570
Senior Partners Plan 2009 Grant	2/13/2009	30,000			7,500	30,000	60,000		$1,128,300
RSU 2009 Grant	2/13/2009	40,000						40,000	$1,514,400
Executive Bonus Plan			1,000,000	2,000,000
Steven S. Skalicky
Partners Plan 2009 Grant	2/13/2009	14,000			3,500	14,000	21,000		$526,540
Senior Partners Plan 2009 Grant	2/13/2009	7,000			1,750	7,000	14,000		$263,270
RSU 2009 Grant	2/13/2009	14,500						14,500	$548,970
Executive Bonus Plan			487,500	975,000
Paul A. Bonny
Partners Plan 2009 Grant	2/13/2009	13,500			3,375	13,500	20,250		$507,735
Senior Partners Plan 2009 Grant	2/13/2009	7,000			1,750	7,000	14,000		$263,270
RSU 2009 Grant	2/13/2009	14,500						14,500	$548,970
Executive Bonus Plan			465,358	930,716
Javier E. Vijil
Partners Plan 2009 Grant	2/13/2009	13,000			3,250	13,000	19,500		$488,930
Senior Partners Plan 2009 Grant	2/13/2009	6,300			1,575	6,300	12,600		$236,943
RSU 2009 Grant	2/13/2009	14,500						14,500	$548,970
Executive Bonus Plan			453,750	907,500
Michael C. Sapnar
Partners Plan 2009 Grant	2/13/2009	14,000			3,500	14,000	21,000		$526,540
Senior Partners Plan 2009 Grant	2/13/2009	7,000			1,750	7,000	14,000		$263,270
RSU 2009 Grant	2/13/2009	17,500						14,500	$662,550
Executive Bonus Plan			422,885	845,769

(1)
Actual bonus payments under the Executive Bonus Plan are set forth in the "Summary Compensation Table" on page 27.

(2)
Amounts shown represent the Performance RSUs and Senior Performance RSUs that will be earned if the cumulative growth in adjusted book value meets the Partners and Senior Partners Plans threshold, target and maximum performance goals, as indicated. The amount of Performance RSUs and Senior Performance RSUs earned for performance between threshold and target levels and between target and maximum levels is determined on a straight-line basis under both plans.

(3)
Amounts shown represent the grant date fair values, computed in accordance with FASB ASC Topic 718 utilizing the assumptions discussed in Note 13 to our financial statements for the fiscal year ended December 31, 2009, of the grants of time-vested RSUs, 2009 Performance RSUs and 2009 Senior Performance RSUs granted under the 2009 Long-Term Equity Incentive Plan, the Partners Plan and the Senior Partners Plan, respectively. RSUs, Performance RSUs and Senior Performance RSUs granted under the 2009 Long-Term Equity Incentive Plan, the Partners Plan and the Senior Partners Plan do not pay dividends.

The amounts shown represent the total grant date fair values of the grants of 2009 Performance and Senior Performance RSUs that will be earned by the named executive for performance at the target level under the Partners and Senior Partners Plans for 2009. The total grant date fair values of the 2009 Performance and Senior Performance RSUs that are actually earned by the named executives may be different depending on performance under the Partners and Senior Partners Plans for 2009 and Performance and Senior Performance RSUs will be forfeited if performance falls below the threshold level.

EXERCISES AND HOLDINGS OF PREVIOUSLY AWARDED EQUITY

Outstanding Equity Awards at December 31, 2009

        Equity-based awards held at the end of 2009 by each of the named executives were issued under the 2009 Long Term Equity Incentive Plan, Partners Plan, Senior Partners Plan, 2003 Stock Incentive Plan and 2000 Stock Option Plan.

        SICO Plans. Key employees had participated in a series of two-year Deferred Compensation Profit Participation Plans that historically were provided by SICO. The original SICO Plan came into being in 1975 when the voting shareholders and Board of Directors of SICO, whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding management of all American International companies, including TRH. Participation in the SICO plans by any person, and the extent of such participation, had been at the sole discretion of SICO's board of directors. SICO is responsible for issuing cash or AIG common stock under the SICO plans when required; AIG and TRH have made no payments under these plans, although AIG and TRH record the expense attributable to these plans in their respective financial statements.

        Shares that had been contingently allocated to the named executives under the SICO plans were forfeited as a result of the separation between TRH and AIG as a result of the Offering of shares held by AIG and AHAC in June 2009. Under the terms of the SICO plans, participants in the plans were required to remain within the employ of AIG or one of its subsidiaries. After the completion of the Offering in June 2009, TRH's results were no longer consolidated with AIG's and as a result the TRH participants no longer remained in the employ of AIG or one of its subsidiaries as defined under the SICO plans.

        AIG DCPPP. The AIG DCPPP was modeled on plans previously provided by SICO, except that it is administered by AIG and its costs were borne directly by AIG and/or TRH. Under the AIG DCPPP in 2007, participants were awarded time-vested AIG RSUs based upon the number of plan units they had been granted. In March 2008, the AIG Compensation and Management Resources Committee shortened the vesting schedule of these time-vested AIG RSUs so that they would vest in equal portions in 2009 and 2010. Shares that had been contingently allocated to the named executives under the AIG DCPPP were forfeited as a result of the separation between TRH and AIG as a result of the Offering of shares held by AIG and AHAC in June 2009. Under the terms of the AIG DCPPP, participants in the plans were required to remain within the employ of AIG or one of its subsidiaries. After the completion of the Offering in June 2009, TRH's results were no longer consolidated with AIG's and as a result the TRH participants no longer remained in the employ of AIG or one of its subsidiaries as defined under the AIG DCPPP.

        Year-End Holdings.    The following table sets forth outstanding equity-based awards held by each of the named executives as of December 31, 2009.

Outstanding Equity Awards at December 31, 2009

							Stock Awards
									Unvested and Subject to Performance Conditions under Equity Incentive Plans
							Unvested (No Longer Subject To Performance Conditions)
	Option Awards(1)
									Number of Shares
Name	Year Granted	Number Exercisable	Number Unexercisable	Exercise Price	Expiration Date	Plan(2)	Number of Shares	Market Value(3)		Market Value(3)
Robert F. Orlich	2009	0	0	$0.00
	2008	18,750	56,250	$68.60	2/21/2008	2009-RSU	40,000	$2,084,400	0	$0
	2007	30,000	30,000	$64.31	2/9/2017	2006-PP	12,240	$637,826	0	$0
	2006	0	0	—		2007-PP	20,957	$1,092,069	0	$0
	2005	60,000	0	$69.95	11/30/2015	2008-PP	23,965	$1,248,816	0	$0
	2004	50,000	0	$60.34	12/2/2014	2009-PP	0	$0	37,000	$1,928,070
	Dec. 2003	62,500	0	$62.07	12/4/2013	2006-SPP	21,552	$1,123,075	0	$0
	March 2003	62,500	0	$52.68	3/24/2013	2007-SPP	26,717	$1,392,223	0	$0
	2002	62,500	0	$55.70	12/5/2012	2008-SPP	0	$0	15,000	$781,650
	2001	50,000	0	$72.79	12/3/2011	2009-SPP	0	$0	30,000	$1,563,300

	2000	56,250	0	$50.80	11/30/2010	Total	145,431	$7,578,409	82,000	$4,273,020
Steven S. Skalicky	2009	0	0	$0.00
	2008	6,250	18,750	$68.60	2/21/2018
	2007	15,000	15,000	$64.31	2/9/2017	2009-RSU	14,500	$775,595
	2006	0	0	—		2006-PP	5,595	$291,555	0	$0
	2005	40,000	0	$69.95	11/30/2015	2007-PP	8,586	$447,416	0	$0
	2004	32,000	0	$60.34	12/2/2014	2008-PP	9,327	$486,030	0	$0
	Dec. 2003	25,000	0	$62.07	12/4/2013	2009-PP	0	$0	14,000	$729,540
	March 2003	18,750	0	$52.68	3/24/2013	2007-SPP	5,343	$278,424	0	$0
	2002	18,750	0	$55.70	12/5/2012	2008-SPP	0	$0	3,500	$182,385
	2001	15,625	0	$72.79	12/3/2011	2009-SPP	0	$0	7,000	$364,770

	2000	18,750	0	$50.80	11/30/2010	Total	43,351	$2,259,020	24,500	$1,276,695
Paul A. Bonny	2009	0	0	$0.00
	2008	6,250	18,750	$68.60	2/21/2018
	2007	15,000	15,000	$64.31	2/9/2017	2009-RSU	14,500	$755,595
	2006	0	0	—		2006-PP	5,265	$274,359	0	$0
	2005	40,000	0	$69.95	11/30/2015	2007-PP	8,080	$421,049	0	$0
	2004	32,000	0	$60.34	12/2/2014	2008-PP	9,068	$472,533	0	$0
	Dec. 2003	25,000	0	$62.07	12/4/2013	2009-PP	0	$0	13,500	$703,485
	March 2003	18,750	0	$52.68	3/24/2013	2007-SPP	5,343	$278,424	0	$0
	2002	18,750	0	$55.70	12/5/2012	2008-SPP	0	$0	3,400	$177,174
	2001	15,625	0	$72.79	12/3/2011	2009-SPP	0	$0	7,000	$364,770

	2000	18,750	0	$50.80	11/30/2010	Total	42,256	$2,201,960	23,900	$1,245,429
Javier E. Vijil	2009	0	0	$0.00
	2008	6,250	18,750	$68.60	2/21/2018
	2007	15,000	15,000	$64.31	2/9/2017	2009-RSU	14,500	$755,595
	2006	0	0	—		2006-PP	5,265	$274,359	0	$0
	2005	40,000	0	$69.95	11/30/2015	2007-PP	8,080	$421,049	0	$0
	2004	32,000	0	$60.34	12/2/2014	2008-PP	8,550	$445,541	0	$0
	Dec. 2003	25,000	0	$62.07	12/4/2013	2009-PP	0	$0	13,000	$677,430
	March 2003	18,750	0	$52.68	3/24/2013	2007-SPP	5,343	$278424	0	$0
	2002	18,750	0	$55.70	12/5/2012	2008-SPP	0	$0	3,200	$166,752
	2001	15,625	0	$72.79	12/3/2011	2009-SPP	0	$0	6,300	$328,293

	2000	8,750	0	$50.80	11/30/2010	Total	41,738	$2,174,967	22,500	$1,172,475
Michael C. Sapnar	2009	0	0	$0.00
	2008	7,500	22,500	$68.60	2/21/2018
	2007	17,500	17,500	$64.31	2/9/2017	2009-RSU	17,500	$911,925
	2006	0	0	—		2006-PP	4,605	$239,967	0	$0
	2005	14,000	0	$69.95	11/30/2015	2007-PP	7,072	$368,522	0	$0
	2004	16,000	0	$60.34	12/2/2014	2008-PP	9,068	$472,533	0	$0
	Dec. 2003	12,500	0	$62.07	12/4/2013	2009-PP	0	$0	14,000	$729,540
	March 2003	6,250	0	$52.68	3/24/2013	2007-SPP	5,343	$278,424	0	$0
	2002	6,250	0	$55.70	12/5/2012	2008-SPP	0	$0	3,400	$177,174
	2001	3,437	0	$72.79	12/3/2011	2009-SPP	0	$0	7,000	$364,770

	2000	0	0	$50.80	11/30/2010	Total	43,588	$2,271,371	24,400	$1,271,484

(1)
All options granted have four-year pro-rata vesting schedules from the date of grant and an exercise price equal to closing sale price on the New York Stock Exchange on the date of grant.

(2)
Outstanding earned 2006 and 2007 Performance RSUs (2006 PP and 2007 PP) will vest in equal installments promptly after the fourth and sixth anniversaries of the first day of the performance period. Outstanding earned 2006 and 2007 Senior Performance RSU's (2006 SPP and 2007 SPP) will vest in equal installments promptly after the fourth and sixth anniversaries of the first day of the performance period. 50% of the 2006 PP and 2006 SPP vested on January 1, 2010. Outstanding earned 2008 Performance RSUs (2008 PP) will vest in equal installments promptly after the third and fourth anniversaries of the first day of the performance period. Outstanding 2008 and 2009 Senior Performance RSUs (2008 SPP and 2009 SPP) and 2009 Performance RSUs (2009 PP) are unearned. Any unvested awards generally will be forfeited if the participant ceases employment with TRH. For more information, see "2009 Grants of Plan-Based Awards." TRH uses January 1 as the first day of all the performance periods referred to above.

  The number and market value of unearned awards under the Partners Plan and Senior Partners Plan are presented as if the relevant performance conditions have been satisfied at the target level. This assumption is for illustration only, and depending on future performance under the Partners Plan and Senior Partners Plan the conditions may be satisfied at a lower level or not at all.

(3)
Based on TRH's closing sale price on December 31, 2009 of $52.11 per share.

Option Exercises During 2009

        The following table sets forth the amounts realized by each of the named executives as a result of the exercise of options in 2009.

2009 Option Exercises

	Option Awards Exercised in 2009
Name	Number of Shares	Value Realized(1)
Robert F. Orlich	53,800	$682,184
Steven S. Skalicky	2,450	$34,104
Paul A. Bonny	18,750	$186,750
Javier E. Vijil	13,450	$161,774
Michael C. Sapnar	0	$0

(1)
Aggregate closing sale price of shares of TRH common stock underlying options exercised on date of exercise less aggregate exercise price of options.

Post-Employment Compensation

Pension Benefits

        In 2009, TRH provided its domestic employees and certain non-citizens working in the United States pension benefits through qualified and nonqualified defined benefit plans sponsored by American International Group, Inc. Participants whose benefit was restricted from being paid from the tax-qualified AIG Retirement Plan (the "AIG Retirement Plan") due to IRS limits on compensation and benefits were eligible to participate in an AIG Excess Retirement Income Plan (the "AIG Excess Plan"). Participants, including the named executives except for Mr. Bonny, received benefit accruals under the AIG Retirement Plan and under the AIG Excess Plan in 2009. Mr. Bonny participated in the UK Plan from January 2009 to October 2009 and in the TRC Group SIPP from November 2009 to December 2009. Effective January 1, 2010, TRH ceased participation in the AIG Retirement Plan and AIG Excess Plan and established its own tax-qualified and excess defined benefit plans which are mirrors of the respective AIG plans. In addition, the AIG Retirement Plan will transfer plan assets and liabilities in 2010 to the new tax-qualified TRH defined benefit plan ("TRH Frozen Pension Plan") with respect to benefits of TRH participants accrued under the AIG plan through December 31, 2009. The benefits under the new TRH frozen plans are frozen as of December 31, 2009 and thus participants in the new TRH frozen plans will not accrue further benefits under the TRH frozen plans. Nor will they accrue further benefits under the AIG plans after such date. The new TRH frozen plans are closed to any employee who was not a participant in the AIG Retirement Plan or AIG Excess Plan, respectively, on December 31, 2009.

        As of January 1, 2010, benefits accrued by TRH participants under the AIG Excess Plan will be paid through the new TRH Frozen Excess Pension Plan ("TRH Frozen Excess Plan"). The design of the AIG and TRH plans, including the benefit formula, vesting provisions and definitions, are identical, except that no benefits will accrue under the TRH Frozen Excess Plan after December 31, 2009. Like the AIG Excess Plan, the TRH Frozen Excess Plan provides a benefit equal to the portion of the benefit that is not permitted to be paid from the new TRH Frozen Pension Plan due to IRS limits on compensation and benefits. The TRH Frozen Pension Plan and TRH Frozen Excess Plan benefit formula varies depending on years of service credited and on average final salary. The formula ranges from 0.925 percent to 1.75 percent times average final salary for each year of credited service up to 44 years and 1.25 percent to 1.75 percent times average final salary for each year of credit service accrued prior to April 1, 1985 up to 40 years. For participants who retire after the normal retirement age of 65, the retirement benefit is equal to the greater of the benefit determined using the formula described above or the benefit that the participants could have received upon retirement at age 65, actuarially increased to reflect the later benefit commencement date. Because the new TRH plans are frozen as of December 31, 2009, no additional compensation or service will be credited to participants after that date, except for vesting and early retirement purposes.

        For purposes of the domestic AIG and TRH defined benefit plans, average final salary is the average pensionable salary of a participant during those three consecutive years in the last ten years of credited service that afford the highest such average, or during all of the years of credited service if less than three years. Average final salary includes the regular salary paid by TRH and its subsidiaries and does not include amounts attributable to overtime pay, quarterly bonuses, annual cash bonuses or long-term incentive awards.

        Mr. Bonny participated in the UK Plan from January 2009 to October 2009 and the TRC Group SIPP from November 2009 to December 2009. The TRC Group SIPP was set up as part of the separation and transition from AIG and both plans provide the same level of benefits to all UK employees regardless of age and service. TRC Group SIPP comprises a 9% core contribution of a participant's pensionable salary, plus matching by TRH of up to 4% on a one-to-one basis. Participants who had been in employment at the time of the change and had 4 years' and 10 months' of pensionable service were grandfathered and continue to receive the additional loyalty and age percentages. Mr. Bonny receives an additional 5% of grandfathered benefits, which is comprised of 3% for loyalty and 2% for age.

        Normal retirement in the UK Plan and the TRC Group SIPP is age 65, although a participant can retire at any time after age 50. At retirement, the value of the account is used to purchase an annuity for the participant. A portion of the account value may also be taken as a tax free lump sum, subject to limits set out by Her Majesty's Revenue and Customs.

        Early retirement benefits. The domestic AIG and TRH defined benefit plans each provides for reduced early retirement benefits. These benefits are available to participants in the AIG Retirement Plan and TRH Frozen Pension Plan, respectively (collectively, the "AIG and TRH Qualified Plans") who have reached age 55 and have 10 or more years of credited service. The AIG Excess Plan and the TRH Frozen Excess Plan (collectively, the "AIG and TRH Excess Plans") provide reduced early retirement benefits to participants who have reached age 60 and have five or more years of service or unless the Committee or Board overseeing the plan determines otherwise in its sole discretion, to participants after attaining age 55 with 10 or more years of credited service.

        In the case of early retirement, participants in the AIG and TRH Qualified Plans and the AIG and TRH Excess Plans will receive the plan formula benefit projected to normal retirement at age 65 (using average final salary as of the date of early retirement), but prorated based on years of actual service, then reduced by 3 percent for each year that retirement precedes age 65 for participants who have reached age 60 and have 30 or more years of credited service; reduced by 4 percent for each year that retirement precedes age 65 for participants who have reached age 60 and have at least 25 but fewer than 30 years of credited service; and reduced by 5 percent for each year that retirement precedes age 65 for all other participants.

        Participants in the AIG and TRH Qualified Plans with at least 10 years of continuous service with AIG, TRH and affiliates have a reduced vested retirement allowance pursuant to which, in the case of termination of employment prior to reaching age 55, such participants may elect to receive the reduced early retirement benefit commencing at any date between age 55 and age 65 and reduced by an additional 1/15 for each of the first five years, and 1/30 for each of the next five years, by which such commencement precedes age 65. Participants in the AIG and TRH Qualified Plans may choose to receive a lump sum payment upon normal or early retirement provided that the lump sum value of their benefit is less than $10,000.

        Death and disability benefits. The AIG and TRH Qualified Plans and the AIG and TRH Excess Plans each provides for death and disability benefits for married participants and participants in the UK ("UK participants") with nominated beneficiaries. With regard to named executive officers, the AIG and TRH Qualified Plans provide a death benefit to active employees who are married or are UK participants with nominated beneficiaries and who die before age 65 equal to 50 percent of the benefit the participant would have received if he had terminated employment on his date of death, survived until his earliest retirement date and elected a 50 percent joint and survivor annuity. If a married or UK participant dies while actively employed on or after age 65, the AIG and TRH Qualified Plans provide a death benefit equal to the amount that would have been paid if the participant had a 100 percent joint and survivor annuity in effect on his date of death. The AIG and TRH Excess Plans provide death benefits equal to the death benefits under the tax-qualified plan if such benefits were calculated without giving effect to the limitations imposed by the IRS, reduced by the death benefits actually payable under the tax-qualified plan.

        In the case of permanent disability, a participant generally may receive a benefit based on average final salary and years of credited service that is payable after the participant ceases to receive payments under TRH's long-term disability plan at age 65. Under the AIG Retirement Plan and the AIG Excess Plan for periods prior to January 1, 2010, participants continue to accrue years of credited service up to December 31, 2009 while receiving payments under TRH's long-term disability plan before reaching age 65.

        As with other retirement benefits, in the case of death and disability benefits, the formula benefit under the AIG and TRH Excess Plans is reduced by amounts payable under the AIG and TRH Qualified Plans, respectively.

        Effective January 1, 2010, TRH has established two new defined contribution plans that cover TRH employees who were covered by the qualified and nonqualified AIG plans in which TRH participated prior to such date, as well as new employees hired on or after January 1, 2010. Under the new tax-qualified TRH defined contribution plan (the "TRH Target Benefit Plan"), participants will receive an annual contribution that is intended to be of comparable economic value to the annual benefit a participant would accrue under the AIG Retirement Plan taking into account any prior and future pensionable compensation and credited service with TRH and participating affiliates. TRH has also established the TRH Excess Target Benefit Plan to cover employees whose annual contribution is limited under the TRH Target Benefit Plan due to IRS limits on eligible compensation and "annual additions" to a participant's plan account. To receive a contribution for the full plan year, participants must be employed on December 31 of a plan year. The first contributions to the plans are expected to be made in the first quarter of 2011 for the

2010 plan year. Participants who retire, die or become disabled during a plan year receive a prorated contribution based on completed service as of the date of such event. A participant's benefit under these new TRH defined contribution plans is based solely on the annual contributions to the participant's plan account, adjusted for any investment gains and losses. Participants are required to direct the investment of their plan account balances. Upon termination of employment, a participant can receive his or her plan account balance in the form of a lump sum. Under the TRH Target Benefit Plan, participants become vested upon the completion of three years of service with TRH or its affiliates and under the TRH Excess Target Benefit Plan, a participant is vested upon the earliest of attainment of age 65, attainment of age 60 and the completion of five years of service, or attainment of age 55 and the completion of 10 years of service with TRH's approval.

        The following table details the accumulated benefits under the defined benefit plans in which each named executive participates.

2009 Pension Benefits

Name	Plan Name	Years of Credited Service	Present Value of Accumulated Benefit	Payments During 2009
Robert F. Orlich	TRH Frozen Pension Plan	23.167	$595,883	$0
	TRH Frozen Excess Plan	23.167	$2,006769	$0
	Total		$2,602,652	$0
Steven S. Skalicky	TRH Frozen Pension Plan	23.417	$561,873	$0
	TRH Frozen Excess Plan	23.417	$1,091,038	$0
	Total		$1,652,911	$0
Paul A. Bonny	TRH Frozen Pension Plan	0	$0	$0
	TRH Frozen Excess Plan	0	$0	$0
	Total		$0	$0
Javier E. Vijil	TRH Frozen Pension Plan	15.917	$296,710	$0
	TRH Frozen Excess Plan	15.917	$516,173	$0
	Total		$812,883	$0
Michael C. Sapnar.	TRH Frozen Pension Plan	14.417	$125,335	$0
	TRH Frozen Excess Plan	14.417	$186,022	$0
	Total		$311,357	$0

(1)
The named executives had the following years of service with TRH as of December 31, 2009: Orlich—24.0; Skalicky—24.3; Vijil—16.7; and Sapnar—15.2. Messrs. Orlich, Skalicky, Vijil and Sapnar have fewer years of credited service than actual service under the tax-qualified retirement plan and the Excess Retirement Income Plan because participants must have waited 6 months after commencing employment before enrolling in those plans. Mr. Bonny does not participate in the tax-qualified retirement plan or the TRH Frozen Excess Plan as he participated in the UK Plan and, following the transition from that plan in 2009, in the TRC Group SIPP. For purposes of the SIPP, Mr. Bonny has 27.9 years of pensionable service.

(2)
The actuarial present values of the accumulated benefits are based on service and earnings as of December 31, 2009 (the pension plan measurement date for purposes of TRH's financial statement reporting). The actuarial present values of the accumulated benefits under the tax-qualified retirement plan and the Excess Retirement Income Plan are calculated based on payment of a life annuity beginning at age 65.

Potential Payments on Termination

        TRH provides only limited termination entitlements. TRH has not entered into employment agreements other than in connection with acquisitions and new hires, and none of the named executives have employment agreements other than as previously disclosed with respect to the retention bonus program and a 2005 Long-Term Cash Award Agreement entered into with Mr. Orlich. Before 2005, TRH had not previously granted severance protection other than what was provided for in TRH's long-term compensation plans.

        TRH Executive Severance Plan. In 2008, the Board adopted the TRH Executive Severance Plan ("TRH ESP") as a replacement for the AIG severance plan that previously covered select executive officers of TRH.

        Severance benefits. Under the TRH ESP severance protection is provided to senior executives who participate in the Partners or Senior Partners Plan. Upon a termination by the Company without "Cause" (as defined in the TRH ESP), by the Executive for Good Reason (as defined in the TRH ESP), or due to the death or disability of the Executive, in addition to accrued wages and expense reimbursement, eligible employees will be entitled to receive the following each month during the Severance Period (30 months for the Chief Executive Officer and 24 months for the other named executive officers):

  •
  Severance in an amount equal to one-twelfth the sum of: (i) the participant's annual base salary in the year of termination, (ii) any supplemental or quarterly cash bonus payable to such participant in respect of the year of termination, and (iii) the average of the participant's annual cash bonus awards earned and paid with respect to the three most recently completed fiscal years;

  •
  Continued vesting of restricted stock units, earned but unvested performance restricted units and options as though there had been no termination of employment;

  •
  Continued participation in the Company's health plan at active employee rates and continued service credit for eligibility and company contribution levels for purposes of the retiree health plan;

  •
  Continued vesting and accrual of additional non-qualified pension credits; and

  •
  Continued life and insurance and retiree health plan coverage at active employee rates including continued service credit for eligibility and company contribution levels in such plans.

        Restrictive covenants. Prior to receiving any severance payments eligible employees will generally be required to execute a general release of claims that also contains the following restrictions that, except as noted, apply at all times following termination:

  •
  Each participant is generally prohibited from (i) engaging in, being employed by, rendering services to or acquiring financial interests in any business that is competitive with TRH, (ii) interfering with TRH's business relationships with customers, suppliers, or consultants, or (iii) soliciting or hiring certain key employees of TRH. These restrictions apply for the earlier of one year after termination or the length of the Severance Period.

  •
  Each participant will not disclose TRH's confidential information.

        Quantification of Termination Payments and Benefits. The following table details the payments and benefits that each of the named executives would be provided if he had been terminated on December 31, 2009 under the circumstances indicated.

 Termination Payments & Benefits

Name	Severance(1)	Medical and Life Insurance(2)	Pensions Plan Credit(3)	Unvested Options(4)	Unvested Stock Awards(5)	Total
Robert F. Orlich
By TRH for "Cause"	$—	$—	$213,655	$—	$—	$213,655
By Executive w/o Good Reason	$—	$—	$213,655	$—	$—	$213,655
By Executive with Good Reason	$4,329,167	$50,936	$601,132	$—	$4,391,366	$9,372,601
By TRH without "Cause"	$4,329,167	$50,936	$601,132	$—	$4,391,366	$9,372,601
Death	$—	$—	$—	$—	$9,584,644	$9,584,644
Disability	$—	$—	$—	$—	$9,584,644	$9,584,644
Steven S. Skalicky
By TRH for "Cause"	$—	$—	$171,716	$—	$—	$171,716
By Executive w/o Good Reason	$—	$—	$171,716	$—	$—	$171,716
By Executive with Good Reason	$1,990,000	$43,174	$433,705	$—	$369,486	$2,836,365
By TRH without "Cause"	$1,990,000	$43,174	$433,705	$—	$369,486	$2,836,365
Death	$—	$—	$—	$—	$2,866,936	$2,866,936
Disability	$—	$—	$—	$—	$2,866,936	$2,866,936
Paul A. Bonny
By TRH for "Cause".	$—	$—	$—	$—	$—	$—
By Executive w/o Good Reason.	$—	$—	$—	$—	$—	$—
By Executive with Good Reason	$1,801,741	$31,586	$227,475	$—	$347,704	$2,408,506
By TRH without "Cause"	$1,801,741	$31,586	$227,475	$—	$347,704	$2,408,506
Death	$—	$—	$—	$—	$2,793,357	$2,793,357
Disability	$—	$—	$—	$—	$2,793,357	$2,793,357
Javier E. Vijil
By TRH for "Cause"	$—	$—	$98,116	$—	$—	$98,116
By Executive w/o Good Reason	$—	$—	$98,116	$—	$—	$98,116
By Executive with Good Reason	$1,813,333	$33,698	$255,518	$—	$347,704	$2,450,253
By TRH without "Cause"	$1,813,333	$33,698	$255,518	$—	$347,704	$2,450,253
Death	$—	$—	$—	$—	$2,734,264	$2,734,264
Disability	$—	$—	$—	$—	$2,734,264	$2,734,264
Michael C. Sapnar
By TRH for "Cause"	$—	$—	$—	$—	$—	$—
By Executive w/o Good Reason	$—	$—	$—	$—	$—	$—
By Executive with Good Reason	$1,827,692	$19,641	$—	$—	$304,270	$2,151,603
By TRH without "Cause"	$1,827,692	$19,641	$—	$—	$304,270	$2,151,603
Death	$—	$—	$—	$—	$2,875,847	$2,875,847
Disability	$—	$—	$—	$—	$2,875,847	$2,875,847

(1)
Severance is generally payable in equal installments over 30 months for Mr. Orlich and over 24 months for the other named executives.

In the case of termination on death or disability, payments are based on continuation of salary and would be paid in accordance with TRH's customary compensation practices at the time.

(2)
These amounts represent the cost to TRH of continued health and life insurance coverage following termination. Where provided, health and life insurance coverage is 30 months for Mr. Orlich and over 24 months for the other named executives. The benefit continuation would cease on the named executives becoming eligible for equivalent benefits from a new employer. The named executives or their estates may receive medical and life insurance benefits upon death or disability only to the extent that they are generally available to all salaried employees.

(3)
These amounts represent the enhancements in value, if any, of benefits to the named executives under TRH's pension plans in the event of early retirement, death or disability. Because the named executives had not reached age 65 as of December 31, 2009, they would not have been entitled to receive payments under the TRH Frozen Excess Plan in the case of early retirement as indicated in the following paragraph, which would have resulted in a decrease in the present value of their total pension benefits.

Under the TRH Frozen Excess Plan, a participant is entitled to early retirement benefits upon attainment of age 60 with at least five years of credited service or upon the attainment of age 55 with at least 10 years of credited service, provided TRH consents in the latter case. If Messrs. Orlich, Skalicky or Vijil were terminated by TRH for "Cause" or by the Executive without "Good Reason," they would not be entitled to an enhanced benefit under the TRH Frozen Excess Plan.

If Mr. Orlich or Mr. Skalicky had terminated his employment for "Good Reason" or been terminated by TRH without "Cause," they would have been entitled to an enhanced benefit under the TRH Frozen Excess Plan based on additional age and service credit provided by the Executive Severance Plan since both Mr. Orlich and Mr. Skalicky have reached age 60, with more than 5 years of credited service. If Mr. Vijil had been terminated for "Good Reason" or been terminated by TRH without "Cause," he would have been entitled to an enhanced benefit under the TRH Frozen Excess Plan based on the additional age and service credit provided by the Executive Severance Plan, but only with TRH's consent.

The amount for Messrs. Orlich, Skalicky, Vijil and Sapnar for termination by TRH without "Cause" or by the executive with "Good Reason" is equal to the increase in the present value as of December 31, 2009 of the named executives respective total pension benefits, calculated using the same assumptions described in "Post-Employment Compensation—Pension Benefits." The amount for Mr. Bonny for termination by TRH without "Cause" or by the executive with "Good Reason" represents the cost to TRH of continued pension contributions following termination.

(4)
Represents the difference between the total market value (based on the closing sale price of $52.11 on December 31, 2009) of TRH shares underlying options that become vested and exercisable on termination and the total exercise price of these options. Option holdings at the end of 2009 are detailed in the Outstanding Equity Awards at December 31, 2009 table.

(5)
Represents a pro rata amount of any 2006, 2007, 2008 and 2009 Performance RSUs actually earned and vested through the Severance Period. For purposes of providing an estimate, the amount assumes that TRH achieves target performance under the Partners Plan for the 2009-2010 and the Senior Partners Plan for 2008-2010 and 2009-2011 performance periods. The benefit provided under the 2006-2007 Partners Plan is calculated at the maximum performance level as a result of the performance achieved in the 2006-2007 measurement period. The benefit provided under the 2007-2008 Partners Plan is calculated at 115.1 percent of the target level, the benefit provided under the 2008-2009 Partners Plan is calculated at 129.5 percent of the target level, the benefit provided under the 2006-2008 Senior Partners Plan is calculated at 179.6 percent of the target level and the benefit provided under the 2007-2009 Senior Partners Plan is calculated at 178.1% of the target level as a result of the performance achieved in their respective measurement periods.

In the event of a change-in-control of TRH, payments for unvested stock awards for terminations by the executive with good reason and by TRH without "Cause" at December 31, 2009 would have been as follows: Mr. Orlich $10,726,844; Mr. Skalicky $3,203,358; Mr. Bonny $3,122,327; Mr. Vijil $3,042,703; and Mr. Sapnar $3,211,311. See the discussion of change-in-control benefits on page 21.

Equity Compensation Plan Information

        The following table provides summarized information with respect to equity compensation granted by TRH as of December 31, 2009 as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Stock options	2,258,942	$61.77
Service & performance RSUs(1)	1,455,808	—

Total equity compensation plans approved by security holders	3,714,750	37.56	1,839,410
Equity compensation plan not approved by security holders	—	—	—

Total.	3,714,750	$37.56	1,839,410

(1)
Includes 2,802 vested but unissued restricted stock units.

(2)
For purposes of calculating the total average weighted exercise price, restricted stock units and performance RSUs are included at a zero exercise price.

 REPORT OF THE AUDIT COMMITTEE

        Management is responsible for the preparation, presentation and integrity of TRH's financial statements, for its accounting and financial reporting principles and for the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and expressing an opinion on the effectiveness of internal control over financial reporting. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters they deem appropriate.

Committee Organization and Operation

        The Audit Committee's function, as provided in the Audit Committee charter, is to assist the Board of Directors in its oversight of:

  •
  The integrity of TRH's financial statements;

  •
  TRH's internal control over financial reporting;

  •
  TRH's compliance with legal and regulatory requirements;

  •
  The independent accountants' qualifications, independence and performance; and

  •
  The performance of TRH's internal audit function.

        The Committee's charter is included with this proxy statement as Appendix B and it is available on TRH's website at www.transre.com by following the links to Investor Information and then to the Corporate Governance section.

        The Audit Committee held twelve meetings during 2009.

        Independence. The Board of Directors, on the recommendation of the Nominating and Corporate Governance Committee, has determined that all members of the Committee are independent, as required by NYSE listing standards and SEC rules.

        Expertise. The Board of Directors has also determined, on the recommendation of the Nominating and Corporate Governance Committee, that all members of the Committee are financially literate, as defined by NYSE listing standards, and that John G. Foos is an audit committee financial expert, as defined by SEC rules. The Board of Directors has designated Mr. Foos as the audit committee financial expert and, on the recommendation of the Nominating and Corporate Governance Committee, has determined that Mr. Foos has accounting or related financial management expertise, as defined by the NYSE listing standards. Although designated as an audit committee financial expert, Mr. Foos does not act as an accountant for TRH and, under SEC rules, is not an "expert" for purposes of the liability provisions of the Securities Act or for any other purpose. Under the Federal securities laws, Mr. Foos does not have any responsibilities or obligations in addition to those of the other Audit Committee members; for these purposes, all Audit Committee members have the identical duties and responsibilities.

        During 2009, Mr. Foos served as the Audit Committee Chairman.

Audited Financial Statements

        In the performance of its oversight function, the Committee has considered and discussed the 2009 audited financial statements with management and PricewaterhouseCoopers LLP, including a discussion of the quality, and not just the acceptability, of TRH's critical accounting policies, the reasonableness of significant judgments, clarity of the disclosures and the condition of internal controls over financial reporting. The Committee has reviewed with the Director of Internal Audit and the PricewaterhouseCoopers LLP engagement team the scope and plans for their respective audits and has met with the Director of Internal Audit and senior engagement partner of PricewaterhouseCoopers LLP, with and without management present, to discuss audit results, their evaluations of TRH's internal controls and the overall quality of TRH's financial reporting. The Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by PCAOB AU 380A, "Communication with Audit Committees". Finally, the Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP's communications with the audit committee concerning independence, as currently in effect, and has discussed with PricewaterhouseCoopers LLP its independence.

        Based upon the reports and discussion described in this report, the Audit Committee, in accordance with its responsibilities, recommended to the Board of Directors, and the Board approved, inclusion of the audited financial statements for the year ended December 31, 2009 in TRH's Annual Report on Form 10-K filed with the SEC.

Audit Committee
John G. Foos, Chairman John L. McCarthy Richard S. Press

 II. APPROVAL OF A PROPOSAL TO ADOPT THE 2010 U.K. SHARESAVE PLAN

        The Board is recommending that shareholders approve the Transatlantic Holdings, Inc. 2010 U.K. Sharesave Plan at the annual meeting.

        The 2010 U.K. Sharesave Plan is a broadly based stock option arrangement. This means that when the Board of Directors chooses to operate the 2010 U.K. Sharesave Plan, all eligible individuals have to be invited to participate.

        TRH believes that the 2010 U.K. Sharesave Plan will encourage stock ownership by employees generally and will provide an important incentive to them.

        It is intended that the 2010 U.K. Sharesave Plan will qualify for approval by the U.K. HM Revenue & Customs under Schedule 3 of the Income Tax (Earnings and Pensions) Act 2003. Accordingly, the Board will adopt the plan rules on the basis that they will make such amendments as are (i) necessary to obtain U.K. HM Revenue & Customs approval and (ii) considered necessary or desirable in relation to the operation of the 2010 U.K. Sharesave Plan.

        A summary of the principal features of the 2010 U.K. Sharesave Plan is provided below, but is qualified in its entirety by reference to the full text of the 2010 U.K. Sharesave Plan which is attached to this proxy statement as Appendix C and to any amendments required for U.K. HM Revenue & Customs approval and/or necessary or desirable in relation to the operation of the 2010 U.K. Sharesave Plan.

Eligible Individuals

        Whenever the 2010 U.K. Sharesave Plan is operated, certain individuals have to be invited to participate. TRH intends initially to extend eligibility under the 2010 U.K. Sharesave Plan to TRH employees who are U.K. tax residents. However, other groups of employees may be invited to participate in the future. TRH currently employs approximately 76 U.K. tax residents.

Shares Available for Issuance

        An aggregate of 100,000 shares are available for issuance pursuant to the 2010 U.K. Sharesave Plan. Upon any capitalization event, the number of shares that are subject to an option and/or the exercise price thereof may be adjusted in such manner as the Board confirms to be fair and reasonable.

        Under the terms of the 2010 U.K. Sharesave Plan, participants enter into savings contracts under which they agree to have amounts deducted from their net salary each month. These sums are held within special savings accounts that are operated by an appointed independent savings carrier. A participant's option can only be exercised to the extent possible using the proceeds of his or her savings account plus interest as specified by law. There is a monthly maximum and minimum limit on the amount that a participant can save under savings contracts. Under current U.K. legislation, savings must be at least £5 per month and cannot exceed £250 per month. Within these amounts the Board can specify different maximum and minimum limits.

Administration of the 2010 U.K. Sharesave Plan

        The 2010 U.K. Sharesave Plan will be administered by the Board, or by another committee appointed by the Board, which we collectively refer to as the committee. The independent savings carrier will also be involved in administering the plan.

        The committee has the general authority to exercise all powers necessary or advisable to administer the 2010 U.K. Sharesave Plan (subject to what is permitted under the plan rules) including the authority to:

  •
  issue invitations and grant options under the 2010 U.K. Sharesave Plan;

  •
  interpret the 2010 U.K. Sharesave Plan;

  •
  determine who will receive invitations under the 2010 U.K. Sharesave Plan, determine the types and terms and conditions of invitations made and options granted;

  •
  prescribe, amend and rescind rules and regulations relating to the 2010 U.K. Sharesave Plan; and

  •
  make all determinations, interpretations and decisions relating to the 2010 U.K. Sharesave Plan and options granted thereunder.

        All decisions made by the committee are final, binding and conclusive.

Sharesave Options

Terms

        The committee can generally determine the exercise price of options granted under the 2010 U.K. Sharesave Plan. However, the exercise price of options granted under the plan cannot be less than 85% of the fair market value of a share at the time invitations are issued. Individuals can be invited to take out savings contracts that last for 3, 5 or 7 years. Under a 3 or 5 year contract, savings are made for 3 and 5 years, respectively. Under a 7 year contract, savings are made for 5 years but are left within the account for a further 2 years. At the end of the savings contract, participants receive interest in the form of a tax-free bonus.

Payment of Option Price

        A sharesave option can only be exercised using the proceeds of the participant's savings contract. This will be the combination of his or her savings and the tax-free bonus payable to him or her. A participant is free to withdraw his or her savings at any point; however, if he or she does so, his or her corresponding option will lapse. Similarly, a participant's option will lapse if he or she misses more than six monthly contributions. The exercise price may be in pounds sterling to be determined by the committee and the shares subject to an option will be such number as can be bought at the bonus date.

        A participant may exercise his or her options during the period of six months from the maturity of his or her savings contract. If the participant does not want to exercise his or her option, he or she can instead take his or her savings and tax-free bonus and allow his or her option to lapse.

Termination of Employment

        Sharesave options will be treated as follows upon termination of a participant's employment:

  •
  Termination due to death, injury, disability, redundancy or retirement: a participant may exercise his or her options until six months following the termination of employment (twelve months if termination is due to death) or the expiration of the term of the option, whichever comes first; options can only be exercised to the extent of the proceeds of the savings contract at that point;

  •
  Termination due to a change of control: if a participant ceases to be employed within the group due to the transfer out of the group of the company or business for which he or she works then his or her option may be exercised within six months of such transfer (or if earlier, the date on which the option expires);

  •
  Termination for any other reason: options lapse upon termination; and

  •
  Retirement: if a participant retires at the age specified in the 2010 U.K. Sharesave Plan, he or she may exercise his or her options within six months of that date.

Change of Control

        In the event that a company obtains control of us in certain circumstances or there is a solvent liquidation of TRH, then options will be exercisable for a specified period of time. On a change of control of TRH, a participant may agree with the acquiring company to release his or her options for the grant of equivalent options over shares in that other company.

Transferability

        Options granted under the 2010 U.K. Sharesave Plan are generally not transferable except that in the event of the participant's death, the participant's option may be exercised by his or her personal representatives within twelve months of death.

Amendment and Termination of the 2010 U.K. Sharesave Plan

        The committee has the right to amend or terminate the 2010 U.K. Sharesave Plan (subject to the approval of the U.K. HM Revenue & Customs where such approval is required). However, the committee cannot do so in a manner that adversely affects any outstanding options without the written consent of those affected.

New Plan Benefits

        It is not possible to determine specific amounts that may be awarded under the 2010 U.K. Sharesave Plan in the future because TRH cannot determine who will elect to participate, which participants will exercise their options or elect to withdraw his or her savings or which participants will remain in our employ for the prescribed period of time.

Stockholder Approval

        The approval of the 2010 U.K. Sharesave Plan requires the affirmative vote of the holders of a majority of our common stock present in person or represented by proxy at the annual meeting and entitled to vote. Unless you indicate otherwise on your proxy card, the proxy holders intend to vote the shares they represent "FOR" the approval of the Transatlantic Holdings, Inc. 2010 U.K. Sharesave Plan. In tabulating the vote, abstentions from voting will be counted and will have the same effect as a vote against the proposal, and broker non-votes will reduce the number of votes required to achieve a majority vote.

        Your Board of Directors recommends a vote "FOR" Proposal 2, approval of the Transatlantic Holdings, Inc. 2010 U.K. Sharesave Plan. Proxies will be voted "FOR" such approval, unless otherwise specified in the proxy.

 III. APPROVAL OF A PROPOSAL TO AMEND THE TRANSATLANTIC HOLDINGS, INC.
2007 EXECUTIVE BONUS PLAN

        The Board of TRH has adopted, subject to approval of the stockholders, an amendment (the "Amendment") to the 2007 Executive Bonus Plan (the "Plan") to increase the maximum award any participant in the Plan may receive for any fiscal year under the Plan from $2,500,000 to $3,000,000. No other amendments are being made to the Plan. The Plan, as amended and restated, is attached as Appendix D (the "Amended Plan"). The affirmative vote of a majority of shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote is required for approval of the Amended Plan. Abstentions will have the effect of a vote against the approval of the Amended Plan and broker non-votes will reduce the number of votes required to achieve a majority vote.

        Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder generally provide that a company may not deduct remuneration in a taxable year in excess of $1 million for services performed by any employee who, on the last day of the taxable year, was the chief executive officer or among the four other highest compensated executive officers of such company. This deduction limit does not apply, however, to any compensation that constitutes "qualified performance-based compensation." "Qualified performance-based compensation," which may include compensation derived from cash bonus compensation, is compensation that meets certain conditions under the Internal Revenue Code and the regulations promulgated thereunder. The Amended Plan is designed to comply with this exemption for "qualified performance-based compensation."

        The Plan currently provides for the maximum amount of tax deductibility under Section 162(m). However, the chief executive officer or other executive officers may in the future reach performance targets which result in awards under the Plan that would exceed the maximum award. Accordingly, TRH asks that the stockholders approve the Amended Plan so that the Compensation Committee may structure greater maximum awards under the Amended Plan, as warranted, while also maintaining the maximum amount of tax deductibility under Section 162(m).

        Your Board of Directors recommends a vote "FOR" Proposal 3, approval of the amendment to the 2007 Executive Bonus Plan. Proxies will be voted "FOR" such approval, unless otherwise specified in the proxy.

 IV. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        The Audit Committee and the Board of Directors have approved the engagement of PricewaterhouseCoopers LLP as the independent registered public accounting firm of TRH for 2010. The firm, and its predecessors, has served as TRC's independent accountants since 1977 and TRH's since 1986. Representatives of the firm are expected to be present at the Annual Meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

        Ratification of the selection of the independent registered public accounting firm requires approval by a majority of the shares of TRH common stock present in person or represented by proxy at the annual meeting and entitled to vote at the meeting. Abstentions will have the effect of a vote against the proposal and broker non-votes will reduce the number of votes required to achieve a majority vote. Neither TRH's Certificate of Incorporation, as amended, nor its Amended and Restated By-Laws, require that the stockholders ratify the selection of PricewaterhouseCoopers LLP as its independent registered public accounting firm. TRH's Board is requesting stockholder ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but may retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Board and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interest of TRH and its stockholders.

        Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of TRH's annual financial statements for the fiscal years ended December 31, 2009 and 2008 and for the reviews of the financial statements included in TRH's Quarterly Reports on Form 10-Q for those fiscal years were $2,109,594 and $1,590,176, respectively.

        Audit-Related Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for audit-related professional services for the fiscal years ended December 31, 2009 and 2008 were $0 and $8,400, respectively. These services were performed in connection with providing access to workpapers in 2008.

        Tax Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional tax services for the fiscal years ended December 31, 2009 and 2008 were $112,252 and $94,000, respectively. These services were performed in connection with international tax compliance on behalf of the company and expatriate employees.

        All Other Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to TRH, other than the services described above under "Audit Fees", "Audit-Related Fees" and "Tax Fees," for the fiscal years ended December 31, 2009 and 2008 were $2,016 and $1,869, respectively. This fee was for TRH's use of Annual Statement preparation software.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by TRH's independent accountants (the "Policy") prior to the engagement of the independent registered public accounting firm with respect to such services.

        Under the Policy, proposed services may be pre-approved on a periodic basis or individual engagements may be separately approved by the Audit Committee prior to the services being performed. In each case, the Audit Committee considers whether the provision of such services would impair the independent accountants' independence. All audit services, audit-related services, tax services and other services provided by PricewaterhouseCoopers LLP for 2009 were pre-approved by the Audit Committee.

        Your Board of Directors recommends a vote "FOR" proposal 4, the ratification of the selection of PricewaterhouseCoopers LLP.

 V. STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

        All suggestions from stockholders are given careful attention. Proposals intended to be presented at the 2011 Annual Meeting, and included in the Proxy Statement, should be sent to the TRH Corporate Secretary at 80 Pine Street, New York, New York 10005 and must be received by December 9, 2010. In addition, under TRH's Amended and Restated By-Laws, stockholders must comply with specified procedures to nominate directors or introduce an item of business at an annual meeting. Nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by TRH generally not less than 60 days nor more than 90 days in advance of an annual meeting. To be in proper written form, a stockholder's notice must contain the specific information required by TRH's Amended and Restated By-Laws. A copy of TRH's Amended and Restated By-Laws, which describes the advance notice procedures, can be obtained from the TRH Corporate Secretary.

VI. OTHER MATTERS

        While management knows of no other issues, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy form to vote the proxy in accordance with their judgment on such matters.

Incorporation by Reference

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing by TRH under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement entitled "Report of the Compensation Committee," "Report of the Audit Committee" (to the extent permitted by the rules of the Securities and Exchange Commission) and the appendices to the Proxy Statement shall not be deemed to be so incorporated, unless specifically otherwise provided in such filing.

Important Notice Regarding Delivery of Stockholder Documents

        In accordance with a notice sent to certain stockholders of TRH Common Stock who hold TRH Common Stock through a broker or otherwise through a nominee and who share a single address, only one copy of this Notice of Annual Meeting of Stockholders and Proxy Statement and TRH's 2009 Annual Report to Stockholders is being sent to that address unless TRH receives contrary instructions from any stockholder at that address. This practice, known as "householding", is designed to reduce printing and postage costs. However, if any stockholder residing at such address wishes to receive a separate copy of this Notice of Annual Meeting and Proxy Statement or TRH's Annual Report to Stockholders, he or she may contact Investor Relations at 80 Pine Street, New York, New York 10005, 212-365-2292 and TRH will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact Investor Relations if he or she would like to receive separate proxy materials and annual reports in the future. If a stockholder receives multiple copies of TRH's proxy materials and annual reports, he or she may request householding in the future by contacting TRH's Investor Relations.

Proxy Solicitation

        TRH will bear the cost of this solicitation of proxies. Proxies may be solicited by mail, personal interview, telephone and facsimile transmission by directors, officers and regular employees of TRH and its subsidiaries without receiving additional compensation. In addition, the Company has retained Georgeson Inc. to assist in the solicitation of proxies for an estimated fee of $7,500, plus reimbursement of reasonable out-of-pocket expenses. TRH will also reimburse brokers and others holding stock in their names, or in the names of nominees, for forwarding proxy materials to their principals.

 APPENDIX A

TRANSATLANTIC HOLDINGS, INC.

DIRECTOR INDEPENDENCE STANDARDS
(Amended July 23, 2009)

        Pursuant to the New York Stock Exchange ("NYSE") listing standards, a director having any of the following relationships shall be deemed to have a material relationship with TRH(1) and shall not be considered "independent":

  •
  A director who is, or has been within the last three years, employed(2) by TRH or has an immediate family member(3) who is, or has been within the last three years, employed as an executive officer(4) of TRH.

  •
  A director who has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from TRH, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not in any way contingent on continued service) and other than compensation received by an immediate family member as a non-executive employee of TRH.

  •
  A director (A) who is, or has an immediate family member who is, a current partner of a firm that is TRH's internal or external auditor; (B) who is a current partner or employee of such a firm; (C) who has an immediate family member who is a current employee of such a firm and personally works on TRH's audit; or (D) who was, or has an immediate family member who was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on TRH's audit within that time.

  •
  A director who is, or has been within the last three years, employed, or has an immediate family member who is, or has been within the last three years, employed, as an executive officer of another

(1)
"TRH" shall refer to Transatlantic Holdings, Inc. and its consolidated subsidiaries.

(2)
Former employment as an interim Chairman or CEO or other executive officer shall not disqualify a director from being considered independent and compensation received by a director for former service as an interim Chairman or CEO or other executive officer does not need to be considered as a factor by the Board in determining independence under this test. Compensation received by an immediate family member for service as an employee of the listed company (other than an executive officer) need not be considered in determining independence under this test.

(3)
"Immediate family member" includes a director's spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than a tenant or employee) who shares the director's home. When applying the relevant look-back provisions of the standards, persons who are no longer immediate family members as a result of legal separation or divorce or those who have died or become incapacitated shall not be considered.

(4)
"Executive officer" shall refer to such entity's president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice president of the entity in charge of a principal business unit, division or function, any other officer who performs a policy-making function, or any other person who performs similar policy-making functions of such entity's parent or subsidiaries shall be deemed officers of such entity if they perform such policy-making functions for such entity.

A-1

  company where any of TRH's present executive officers at the same time serves or served on that company's compensation committee.

  •
  A director who is currently employed, or has an immediate family member currently employed as an executive officer, by a company that has made payments(5) to or received payments from TRH for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of the other company's consolidated gross revenues.

        The following relationships and transactions shall not be deemed material for purposes of the NYSE listing standards. The fact that a particular relationship or transaction is not addressed by the below standards or exceeds the thresholds in these standards shall not create a presumption that the director is or is not "independent".

  •
  A relationship arising solely from a director's status as an executive officer, employee or a greater than 10% equity owner of a company that has made payments to or received payments from TRH so long as the payments made or received during any of the last three fiscal years are not in excess of the greater of $1,000,000 or 2% of the other company's consolidated gross revenues for the fiscal year in which the payments were made (based on the company's most recently available financial statements).

  •
  A relationship arising solely from a director's ownership of 10% or less of the equity interests in an entity that has a relationship or engages in a transaction with TRH.

  •
  A relationship arising solely from a director's position as a director or advisory director (or similar position) of another for-profit corporation or organization that engages in a transaction with TRH or receives contributions from TRH.

  •
  A relationship arising solely from a director's affiliation with a charitable organization as a director, advisory director (or in a similar capacity) or an executive officer that receives contributions from TRH, so long as such contributions (other than employee matching contributions) for a calendar year are not in excess of the greater of $1,000,000 or 2% of the charitable organization's consolidated gross revenues for the charitable organization's most recent fiscal year for which financial statements are publicly available.

  •
  The ownership by a director of equity securities of TRH.

  •
  Any other relationship or transaction that is not required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

  •
  The purchase of insurance, investment or other products or services from TRH, or the maintenance of a brokerage or similar account with TRH, in each case, so long as the relationship or transaction is entered into in the ordinary course of business and is on substantially the same terms as those prevailing at the time for similarly situated persons who are not directors of TRH.

  •
  Any relationship or transaction with an immediate family member of a director that would fall within one of the preceding standards.

(5)
Contributions to tax-exempt organizations are not considered payments under this test.

A-2

 APPENDIX B

TRANSATLANTIC HOLDINGS, INC.

AUDIT COMMITTEE CHARTER
(Adopted July 23, 2009)

I. Purpose of the Audit Committee

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Transatlantic Holdings, Inc. ("TRH") assists the Board in its oversight of (i) the integrity of TRH's financial statements, (ii) TRH's compliance with legal and regulatory requirements, (iii) the qualifications, independence, and performance of TRH's independent auditor, and (iv) the performance of TRH's internal audit function.

II. Responsibilities

        TRH's business is managed under the oversight of the Board and the various committees of the Board, including the Committee. The basic responsibility of the Committee is to exercise its business judgment in carrying out the responsibilities described in this Charter in a manner the Committee members reasonably believe to be in the best interest of TRH and its stockholders.

        The planning and conduct of audits, the determination that TRH's financial statements are in all material respects complete, accurate, and prepared in accordance with generally accepted accounting principles ("GAAP") or statutory accounting principles, as the case may be, and the certification of TRH's financial statements are the responsibilities of management and the independent auditor.

III. Committee Membership

        The Committee shall be comprised of at least three directors, each of whom shall serve at the pleasure of the Board and be "independent" under the rules of the Securities and Exchange Commission ("SEC"), the rules of the New York Stock Exchange, Inc. ("NYSE") and the TRH Director Independence Standards, and satisfy all other requirements for Committee membership of the NYSE and any other applicable law, rule or regulation. The Board shall appoint a chairperson of the Committee.

        Each member of the Committee shall be financially literate. At least one member of the Committee shall have accounting or related financial management expertise. At least one member of the Committee shall be an "audit committee financial expert" as defined by SEC rules.

        No Committee member shall simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of that Committee member effectively to serve on the Committee.

        Determinations of independence, audit committee financial expertise, financial literacy and accounting or related financial management expertise shall be made by the Board, in accordance with applicable law and regulation and SEC and NYSE standards.

IV. Organization

        The Committee will meet either in person or telephonically at least once every fiscal quarter or more frequently as it deems necessary or appropriate to carry out its responsibilities. A majority of the members of the Committee shall constitute a quorum.

        The chairperson of the Committee shall, in consultation with other Committee members, set the agenda for and preside at meetings of the Committee. The secretary of TRH or another designated individual shall record and keep minutes of all Committee meetings.

V. Relationship with Independent Auditor

  A.
  The independent auditor for TRH is accountable to the Board and the Committee, as representatives of the stockholders. The Committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, termination (when appropriate), compensation, retention, and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) and any other registered public accounting firm retained for the purpose of preparing or issuing an audit report or performing other audit, review, or attestation services for TRH, and the independent auditor shall report directly to the Committee.

  B.
  The Committee shall discuss with the independent auditor, at least on an annual basis, the matters required to be discussed by (1) Statement on Auditing Standards No. 114, as it may be amended, relating to the conduct of the audit, and (2) Statement on Auditing Standards No. 100, as it may be amended ("SAS100"), relating to the conduct of a review of interim financial information.

  C.
  The Committee shall review with the independent auditor the items as to which the independent auditor is required to report to the Committee pursuant to Section 10A(k) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any rules and regulations promulgated thereunder, as in effect from time to time. These include (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management; (3) the ramifications of the use of such alternative disclosures and treatment, (4) the treatment preferred by the independent auditor, and (5) other material written communications between the independent auditor and management.

  D.
  The Committee shall review with the independent auditor (1) any management or internal control letter provided by the independent auditor and management's response to that letter, (2) a summary of the major audit reports issued by the internal auditor department and management's response thereto, (3) any accounting adjustments that were noted or proposed by the independent auditor, but were "passed" (as immaterial or otherwise), and (4) any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement.

  E.
  The Committee shall review with the independent auditor the responsibilities, budget, and staffing of TRH's internal audit function.

  F.
  The Committee shall review with the independent auditor audit problems or difficulties encountered by the independent auditor in the course of its annual audit work and management's response, including any restrictions on the scope of the independent auditor's activities or access to required information, and any significant disagreements with management.

  G.
  The Committee shall obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act.

  H.
  As required by the NYSE, the Committee shall, at least annually, obtain and review a report by the independent auditor describing (1) the firm's internal quality-control procedures, (2) any material issues raised by (a) the most recent internal quality-control review (or peer review) of the firm or (b) any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and TRH, including the matters set forth in the letter provided by the independent auditor pursuant to Independence Standards Board Standard No. 1, to enable the Committee to assess the independent auditor's independence.

  I.
  The independent auditor shall submit to the Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditor: (1) the audit of TRH's annual financial statements and the reviews of the financial statements included in TRH's Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements; (2) assurance and related services not included in clause (1) that are reasonably related to the performance of the audit or review of TRH's financial statements, in the aggregate and by each service; (3) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (4) all other products and services rendered by the independent auditor, in the aggregate and by each service.

  J.
  The Committee shall at least annually evaluate the qualifications, performance, and independence of the independent auditor, including the lead partner of the independent audit (in each case, in light of SEC and NYSE independence and other applicable standards then in effect). In this regard, the Committee will consider whether the independent auditor's quality controls are adequate and whether the provision of permitted non-audit services is compatible with maintaining the independent auditor's independence.

  The Committee shall monitor the regular rotation of the lead audit partner as required by law and shall consider and discuss with management whether there should be a regular rotation of the independent auditor itself.

  K.
  The Committee shall present its conclusions with respect to the independent auditor to the Board at least annually.

  L.
  The Committee shall set clear policies for TRH's hiring of employees or former employees of the independent auditor.

VI. Financial Disclosure

  A.
  The Committee shall meet with the independent auditor and TRH's internal auditors, prior to the commencement of the annual audit, to review the planning and scope of the audit.

  B.
  The Committee shall generally discuss and review the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. It is not expected that the Committee will discuss in advance or pre-approve each such release or guidance. The Committee shall discuss TRH's quarterly earnings press releases with management and the independent auditor prior to public release.

  C.
  The Committee shall discuss and review generally with management and the independent auditor the annual audited financial statements and the quarterly financial statements, including TRH's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." The Committee shall also review TRH's disclosure controls and procedures with management at least once annually or more frequently as it deems necessary. The Committee shall recommend to the Board whether the audited financial statements should be included in TRH's Annual Report on Form 10-K.

  D.
  The Committee shall discuss and review with management, the internal auditors, and the independent auditor (1) major issues regarding accounting principles and financial statement presentations, including (a) any significant change in TRH's selection or application of accounting principles, (b) major issues relating to the adequacy of TRH's internal controls, and (c) any audit steps adopted in light of material control deficiencies, (2) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of TRH's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, (3) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on TRH's financial statements, and (4) any fraud, material or otherwise, that involved management or other employees who have a significant role in TRH's internal controls and that have come to the attention of management or the internal auditor.

VII. Communication with Management and Employees

  A.
  The Committee shall review with TRH's General Counsel legal, compliance or regulatory matters that may have a material impact on TRH's business, financial statements or compliance policies and any material reports or inquiries received from regulators and government agencies.

  B.
  The Committee will meet periodically in separate private sessions with management, the director of the internal auditing department, and the independent auditor to discuss any matters that the Committee believes appropriate. The Committee may request any officer or employee of TRH or its subsidiaries, TRH's outside counsel, or independent auditor to attend a meeting of the Committee or to meet with any members of, or experts and advisors to, the Committee.

  C.
  The Committee shall establish procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls, or auditing matters and for the confidential and anonymous submission by TRH employees of concerns regarding accounting or auditing matters.

VIII.  Other Responsibilities

  A.
  The Committee shall review the organization of the internal audit department, the adequacy of its resources, and the competence of its staff.

  B.
  The Committee shall prepare any report or other disclosure required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in TRH's annual proxy statement.

  C.
  The Committee shall discuss the guidelines and policies governing the process by which senior management of TRH and the relevant operations of TRH assess and manage TRH's exposure to risk, as well as TRH's major financial risk exposures, and the steps management has taken to monitor and control such exposures.

  D.
  The Committee shall pre-approve all audit and permitted non-audit services from the independent auditor as required by SEC rules.

  E.
  The Committee may delegate authority to individual Committee members, as the Committee deems appropriate and shall review the actions of such individuals as appropriate. The chairperson of the Committee is delegated the authority to discuss with the independent auditor the matters required to be discussed by SAS100.

  F.
  The Committee shall oversee TRH's compliance program with respect to legal and regulatory requirements, including the TRH Director, Executive Officer and Senior Financial Officer Code of Business Conduct and Ethics.

  G.
  The Committee shall report regularly to the Board. The Committee shall review with the Board any issues that arise with respect to the quality or integrity of TRH's financial statements, TRH's compliance with legal or regulatory requirements, the performance and independence of TRH's independent auditor, and the performance of the internal audit function.

  H.
  The Committee shall exercise such other powers and authority as the Board shall, from time to time, confer upon it.

  I.
  The Committee shall review related-party transactions, as defined in applicable SEC rules, and, consistent with the Related-Party Transactions Approval Policy of TRH, establish policies and procedures for the review, approval, and ratification of related-party transactions.

IX. Committee Self-Assessment

        The Committee shall conduct an annual evaluation of its performance and report the results of such review to the Board. In connection with that annual review, the Committee shall also recommend to the Board any modifications of this Charter that the Committee deems necessary or appropriate. The format of the evaluation shall be determined by the Committee.

X. Resources and Authority of the Committee

        The Committee shall have direct access to, and complete and open communications with, senior management and may obtain advice and assistance from internal legal, accounting, and other advisors. The Committee may retain independent legal, accounting, and other advisors to assist it, and may determine the compensation and other retention terms of such advisors, and shall receive appropriate funding, as determined by the Committee, from TRH for payment of compensation to any such advisors and for the payment of ordinary administrative expenses that are necessary or appropriate in carrying out the Committee's duties.

 APPENDIX C

TRANSATLANTIC HOLDINGS, INC.

2010 U.K. SHARESAVE PLAN

RULES OF THE TRANSATLANTIC HOLDINGS, INC. 2010 U.K. SHARESAVE PLAN

(Approved by the HM Revenue & Customs under Schedule 3, Income Tax (Earnings and Pensions) Act 2003 on [            ] under HM Revenue & Customs reference: [            ])

1.     DEFINITIONS AND INTERPRETATION

1.1   The words and expressions set out below shall have the meanings specified against them:

"Associated Company"	shall mean an associated company as defined in Section 416(1) of the Taxes Act with the omission of the words "or at any time within one year previously";
"the Auditors"	the auditors for the time being of the Company or if there are joint auditors such one as the Board shall select acting as experts and not as arbitrators;
"the Board"	the board of directors of the Company or a duly authorised committee thereof;
"the Bonus Date"	(i) the earliest date on which the maximum bonus is payable (where pursuant to Rules 2 and 3 of the repayment under the Relevant Savings Contract is taken as including the maximum bonus) or
(ii) in any other case the earliest date on which a bonus ("the Standard Bonus") is payable under the Relevant Savings Contract;
"the Company"	Transatlantic Holdings, Inc.;
"control"	control as defined in Section 840 of the Taxes Act;
"Date of Adoption"	[ ] ;
"Date of Grant"	in relation to an Option means the date on which the Option is granted;
"the due date"	the due date referred to in Rule 5.1 for repayment to be made under a Relevant Savings Contract;
"Employee"	an individual who is a full-time director or an employee of any company within the Group;
"Eligible Employee"	(a) an Employee:-
(i)
who has been in the continuous service of a company (currently within the Group) for not less than such period of time (not exceeding five years) as may be determined by the Board prior to the relevant date of grant in accordance with Rule 2); and

(ii) whose remuneration is subject to United Kingdom income tax under Section 15 of ITEPA; and
(iii) who is ordinarily resident in the United Kingdom; and
(b) any other Employee whom the Board shall have determined shall be eligible to participate in the Plan;
Provided that no person shall be an Eligible Employee in any year of assessment if he is ineligible to participate in the Plan by virtue of paragraph 11 of Schedule 3 to ITEPA;
"Exercise Price"	the amount payable per Share on the exercise of an Option which amount shall be determined by the Board but shall not be less than the greater of:
(a) 85% of the Market Price prior to the day on which the Board makes the relevant invitation under Rule 2.1; and
(b) the par value of a Share;
"Financial Services Authority"	the Financial Services Authority or any body with responsibility under legislation replacing the Financial Services and Markets Act 2000 for carrying out regulatory action;
"Form of Application"	a form of application for the grant of an Option in such form as the Company may from time to time require;
"the Group"	the Company and any Subsidiary which the Board determines from time to time shall participate in the Plan and the term "Group Company" shall be construed accordingly;
"ITEPA"	Income Tax (Earnings and Pensions) Act 2003;
"Market Price"
on any day, the closing price of the Shares on the NYSE (or such other market that the Company designates as its primary trading market) or if trading does not take place on such a date, the immediately preceding date, or such other basis for determining Market Price as may be authorized to the Company by HMRC from time to time;
"NYSE"	the New York Stock Exchange;
"Option"	an option to acquire Shares granted pursuant to the Plan;
"Option Certificate"	the certificate issued pursuant to Rule 2.5;
"Option Holder"	a person to whom an Option has been granted under the Plan or, where appropriate, the personal representatives of such a person;
"Option to Subscribe"	means an Option that confers a right to subscribe for new Shares pursuant to the Plan;
"the Plan"	the Transatlantic Holdings, Inc. 2010 U.K. Sharesave Plan;

"Relevant Savings Contract"	a certified contractual savings scheme within the meaning of Section 326 of the Taxes Act and approved by the Board of HM Revenue & Customs for the purposes of Schedule 3 to ITEPA which has been entered into in connection with the granting of options to acquire shares under any share option scheme approved under Schedule 3 to ITEPA (including the Plan);
"Shares"	means fully paid ordinary non-redeemable shares of the common stock in the capital of the Company, which satisfy the conditions specified in paragraphs 18-22 (inclusive) of Schedule 3 to ITEPA;
"Subsidiary"
a company wheresoever incorporated which is for the time being under the control of the Company provided always that such company would fall within the definition of a subsidiary under section 1159 of the Companies Act 2006; and
"Taxes Act"	Income and Corporation Taxes Act 1988.

1.2   References in the Plan to a statute or a statutory provision shall include any modification re-enactment or extension thereof.

1.3   References to the masculine will include the feminine (and vice versa) and words denoting the singular shall include the plural (and vice versa).

2.     GRANT OF OPTIONS

2.1   The Board having determined the number of Shares (if any) over which it is prepared to grant Options may invite each and every Eligible Employee to apply for an Option to acquire at the Exercise Price up to such number of Shares as the Board may specify in the invitation and as may be permitted in accordance with Rules 3 and 4. Invitations may be issued at any time provided that invitations may only be issued on or after the date on which the Plan is first approved by the HM Revenue & Customs.

2.2   An invitation shall lapse unless within such period as the Board may specify in the invitation (such period being not less than 14 days after the date on which the invitation is made):-

  2.2.1
  the Company shall have received a duly completed Form of Application from the Employee which shall (subject to Rule 3.1) state, inter alia, whether for the purpose of determining the number of Shares over which Option is to be granted the repayment under the Relevant Savings Contract is to be taken as including the maximum bonus or the Standard Bonus; and

  2.2.2
  the Employee shall have applied to enter into a Relevant Savings Contract complying with Rule 3.1 and shall have lodged such application with the Company.

2.3   The Board shall in respect of each occasion when invitations to apply for Options are made appoint a date to be the Date of Grant for that occasion which shall not be later than 30 days following the first day by reference to which the Market Price for the relevant invitations was determined except where applications are scaled down in accordance with Rule 4.3 when it shall not be later than 42 days following such day.

2.4   Subject to Rules 3 and 4, on each Date of Grant the Board shall accept the applications of, and thereby grant Options to, those Eligible Employees who have satisfied the requirements of Rule 2.2 and who are Eligible Employees on that date. Unless the Board determines otherwise, each application shall be deemed to be for an Option over the largest whole number of Shares that can be bought at the US dollar Exercise Price with the expected repayment under the related Relevant Savings Contract at the appropriate Bonus Date (following the conversion of the repayment into US dollars).

2.5   As soon as practicable following the Date of Grant the Board shall issue to each Option Holder an Option Certificate in such form as the Board shall prescribe but stating:-

  2.5.1
  the Date of Grant of the Option;

  2.5.2
  the expected number of Shares subject to Option being (unless the Board determines otherwise) such number of Shares as the repayment under the Relevant Savings Contract can acquire (following conversion of the repayment into US dollars);

  2.5.3
  the Exercise Price in respect of those Shares;

  2.5.4
  the earliest date of exercise in normal circumstances; and

  2.5.5
  a statement stating that the Option is personal to the Option Holder and unless specifically provided in the Plan rules, cannot be transferred, assigned, mortgaged, charged or otherwise disposed of and shall immediately become void and be of no effect in the event of the bankruptcy of the Option Holder.

3.     CONDITIONS ATTACHING TO THE GRANT OF OPTIONS

3.1   Each Eligible Employee who wishes to apply for an Option shall first complete an application to enter into a Relevant Savings Contract under which the amount of the repayments (which at the discretion of the Company include the Standard Bonus, or the maximum bonus as the Company may permit and the Eligible Employee shall have chosen) shall on the due date as nearly as practicable equal but not exceed the aggregate of the Exercise Price for the Shares comprised in the Option.

3.2   An Option shall be personal to the Option Holder and may not, save as herein otherwise specifically provided, be transferred, assigned, mortgaged, charged or otherwise disposed of and shall immediately become void and of no effect in the event of the bankruptcy of the Option Holder.

3.3   The Company shall have the power from time to time to determine with which savings institution Eligible Employees may enter into Relevant Savings Contracts for the purpose of accumulating funds to pay the exercise price of Options.

4.     LIMIT ON OPTIONS

4.1   No Option may be granted to an Eligible Employee which would result in the aggregate Exercise Prices of Shares comprised in outstanding Options granted to him under the Plan exceeding the maximum amount repayable (inclusive of any Standard Bonus applied under the Plan) on the respective due dates to the Eligible Employee under all his Relevant Savings Contracts.

4.2   No Eligible Employee shall make monthly savings contributions under Relevant Savings Contracts exceeding, in the aggregate, £250 or such lesser amount as the Board may decide. The monthly savings contributions shall not be less than £5 (or such greater amount as the Board may specify not to exceed £10 per month) and shall be a multiple of £1 per month.

4.3   If pursuant to any invitation made under Rule 2.1 valid applications are received for Options over more Shares than the aggregate number for which applications were invited (or the limits referred to above are exceeded), the Board shall scale down applications by carrying out any of the following steps in the order that they deem appropriate to the extent necessary to eliminate the excess:-

  4.3.1
  each application where the applicant has elected to apply the maximum bonus under the Relevant Savings Contract shall be treated as an application to apply the Standard Bonus;

  4.3.2
  each application shall be treated as exclusive of any bonus;

  4.3.3
  the contributions which each applicant has applied to make under the Relevant Savings Contract (and the number of Shares comprised in the Option) shall be scaled down by the Board, as nearly as possible proportionately (contributions rounded to the nearest multiple of £1 per month), provided that in no case shall the monthly contributions be reduced below £5 per month; and

  4.3.4
  each application where the applicant has applied for one type of Relevant Savings Contract shall be treated as an application for a Relevant Savings Contract of shorter duration; and

  4.3.5
  applications will be selected by lot each based on monthly contributions of £5 and exclusive of any bonus.

4.4   Each application shall be deemed to be modified or withdrawn in accordance with the foregoing and the Board shall grant Options accordingly.

5.     EXERCISE OF OPTIONS

5.1   Subject to the provisions of Rules 6, 7 and 8, an Option may only be exercised within the six months commencing on the due date for repayment under the Option Holder's Relevant Savings Contract. Where an Option Holder has elected to receive the maximum bonus (and Rule 4.3.1 has not been applied to reduce such bonus to the Standard Bonus) the due date shall be the earliest date on which the maximum bonus is payable. Where an Option Holder has elected to receive the Standard Bonus the due date shall be the earliest date on which the Standard Bonus is payable.

5.2   An Option shall be exercised by notice in writing (in the form prescribed by the Company provided, however, that the Board may at its discretion accept a notice of exercise in any other form which is unambiguous and substantially equivalent thereto) given by the Option Holder to the Board in respect of all or some of the Shares comprised in the Option and such notice shall be accompanied by the relevant Option Certificate and a remittance for the aggregate of the Exercise Prices payable, such payment to be made only out of the proceeds of the Relevant Savings Contract. No Option may be exercised in respect of a number of Shares the aggregate of the Exercise Price for which exceeds the amount (including any bonus and/or interest) repaid under the Relevant Savings Contract. Any repayment under the Relevant Savings Contract shall exclude the repayment of any contribution the due date for payment of which falls more than one month after the date on which repayment is made.

5.3   As soon as reasonably practicable and within 30 days of the receipt of notice of exercise of an Option and of the Option Certificate and the appropriate payment the Board shall procure that the Option Holder acquires the Shares in respect of which the Option has been validly exercised by either (i) allotting or procuring the allotment of Shares or (ii) transferring or procuring the transfer of Shares to the Option Holder and the Board shall issue a definitive certificate in respect of the Shares allotted or transferred. Save for any rights determined by reference to a date preceding the date of allotment, any Shares issued on the exercise of an Option shall rank equally with the other fully-paid Shares in issue at the date of allotment. When an Option is exercised only in part it shall lapse to the extent of the unexercised balance.

5.4   If an Option Holder obtains repayment of his contributions under a Relevant Savings Contract prior to the due date, the relevant Option shall thereupon lapse unless such Option is exercisable at the time of such repayment under Rule 6 or 7.

6.     RIGHTS TO EXERCISE OPTIONS

6.1   Save as provided in this Rule 6 an Option shall lapse if the participant misses more than six monthly contributions under the Relevant Savings Contract or forthwith upon the Option Holder ceasing to be an Employee or, on the date of receipt by the body administering the Relevant Savings Contract of a repayment notice requesting repayment prior to the due date provided that such Option is not then capable of being exercised. No Option may be exercised by any person who is (or by the personal representatives of a person who at the date of his death was) precluded from participating in the Plan by paragraph 11 of Schedule 3 to ITEPA.

6.2   For the purposes of these Rules, where an Option Holder ceases to be an Employee because his employment is terminated by his employer without notice or where he terminates his employment with or without notice, his employment shall be deemed to cease on the date on which the termination takes effect or, if earlier, the date of giving such notice. If the Option Holder's employment is terminated by his employer with notice his employment shall be deemed to cease on the date when such notice expires and where the employer makes a payment which is expressed to be in lieu of such notice the Option Holder's employment shall be deemed to cease when such payment is made.

6.3   Where the holder of an unexercised Option ceases to be an Employee by reason of his death prior to the due date, the Option may be exercised by his personal representatives within twelve months of the date of death but shall lapse if it has not been exercised at the end of such period. Where the holder of an unexercised Option dies on or within 6 months after the due date the Option must be exercised (if at all) by his personal representatives within 12 months of the said due date.

6.4   Where the holder of an unexercised Option ceases to be an Employee by reason of:

  6.4.1
  retirement, injury, disability, or redundancy (within the meaning of the Employment Rights Act 1996 or the Employment Rights (Northern Ireland) Order 1996);

  6.4.2
  retirement either on reaching 65 years of age (which shall be the specified age for the purposes of paragraph 31 of Schedule 3 to ITEPA) or at any other age at which he is bound to retire in accordance with the terms of his contract of employment; or

  6.4.3
  a company ceasing to be under the control of the Company, or a business or a part of a business being transferred to a person who is neither an Associated Company of the Company nor a company of which the Company has control;

  any such Option must be exercised (if at all) within six months of his so ceasing or, if earlier, within six months after the due date, but (subject to Rule 6.5) shall lapse if it has not been exercised at the end of such period.

6.5   If at the due date the holder of an unexercised Option has ceased to be an Employee but holds an office or employment in a company which is at the due date:

  6.5.1
  an Associated Company; or

  6.5.2
  a company which is controlled by the Company;

  then any such Option may be exercised (if at all) within six months of the due date, but shall lapse if it has not been exercised at the end of such period.

6.6   No person shall be treated for the purposes of this Rule 6 as ceasing to be an Employee until he ceases to hold an office or employment in the Company or in any Associated Company or company of which the Company has control.

7.     ADJUSTMENT OF OPTION TERMS

        In connection with or as a result of a general offer to shareholders in the Company (or any of them) to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have control of the Company or to acquire all the Shares, the Company shall come under the control of another person any Option may be exercised at any time within the period of six months from such change of control taking place and, if it is not so exercised during this period it shall cease to be exercisable at the expiration thereof and if it is not capable of being exchanged pursuant to Rule 8 it shall lapse at the expiration thereof.

7.1   With the prior approval of HM Revenue & Customs (while the Plan is to remain approved) the number of Shares that are the subject of an Option and/or the Exercise Price in respect thereof may be adjusted in such manner as the Auditors confirm in writing to be in their opinion fair and reasonable upon the occurrence of any capitalisation issue or offer by way of rights (including an open offer) or upon any sub-division, reduction or consolidation or other variation of the capital of the Company after the date on which the Option is granted provided that the Exercise Price payable on the exercise of an Option to subscribe for Shares shall not be less than a sum equal to the par value of a Share. If as a result of any issue the Exercise Price under any Option to subscribe for Shares would (but for the proviso contained in Rule 9.1) fall below the nominal value of a Share the Company may, to the extent it is lawful so to do, upon exercise of such Option capitalise reserves to be applied in paying up additional Shares to be allotted to the Option Holder to bring about a full equitable adjustment hereunder.

8.     GENERAL

8.1   The Company shall keep available a sufficient number of unissued Shares and/or have the agreement of other shareholders of the Company to transfer sufficient numbers of the Shares held by them to satisfy the exercise in full of all Options which the Company is liable to satisfy and which for the time being remain capable of being exercised.

8.2   By participating in the Plan, the Option Holder accepts that the rights and obligations under the Plan do not form part of the Option Holder's terms and conditions of employment with the Company or any Subsidiary and the rights and obligations which the Option Holder and the Company or any Subsidiary owe to each other in relation to the Option Holder's employment will not be affected by participation in the Plan.

8.3   In particular (but without limiting the generality of the Rule 8.2) any Option Holder whose employment contract is terminated for whatever reason (including, for the avoidance of doubt, where the contract is terminated by the Company or any Subsidiary in breach of contract) shall not be entitled to any compensation for loss of any right or benefit or prospective right or benefit under this Plan which he might otherwise have enjoyed or for the lapse of any right to an Option whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise howsoever and by participating in the Plan, the Option Holder irrevocably waives any such right.

8.4   Any Options will not count as pay or remuneration when calculating salary related benefits (including pension).

8.5   No term in this Agreement is enforceable under the Contract (Rights of Third Parties) Act 1999 but this does not affect any rights or remedy of a third party which exists or is available apart from the Act.

8.6   Any notice in writing to be given to any Option Holder under the Plan shall be sufficiently given if sent through the post in a prepaid cover addressed to him at his address last known to the Company. An Option Holder shall notify the Company in writing of any change of address. Any notice in writing to be given to the Company shall be properly given if sent to or left at the registered office of the Company, addressed for the attention of the Company Secretary.

8.7   If any matter arises in connection with the Plan or its operation for which provision is not made in these Rules, such matter shall be resolved, dealt with or provided for in such manner as the Board shall in its absolute discretion think fit.

8.8   The Plan and the rights and obligations of the Company shall be governed by and construed in accordance with the laws of the state of Delaware provided that nothing contained in this Rule shall be taken to have limited the right of the Company to proceed in the courts of any competent jurisdiction.

9.     MODIFICATIONS TO PLAN

9.1   The Board may from time to time make alterations to these Rules provided always that no alteration of a key feature shall have effect until approved by the Board of HM Revenue & Customs (where the Plan is to remain approved) provided that HM Revenue & Customs approval shall not be required in respect of any alteration to any schedule attached hereto. For this purpose, a key feature is one which relates to a provision that is necessary in order to meet the requirements of Schedule 3 to ITEPA.

9.2   No alteration shall be effective which would materially prejudice the interests of Option Holders in relation to Options already granted to them unless the written consent of such Option Holder has been obtained.

9.3   The Board may at any time (without prejudice to the rights of Option Holders under subsisting Options) suspend or terminate the operation of this Plan.

9.4   The Board's decision on any matter concerning the Plan shall (subject as expressly provided to the contrary in these Rules) be final and binding.

10.   INTERNATIONAL

10.1 Notwithstanding any other provision of this Plan, the Board may from time to time amend or alter the provisions of the Plan and the terms of Options as they may in their absolute discretion consider necessary or desirable to comply with or take account of relevant overseas legal, taxation or securities laws provided that such alterations or amendments, if applicable, shall be made in accordance with the provisions of Rule 9.1.

10.2 Any alteration or amendment to this Plan made in pursuance of Rule 10.1 in relation to the operation of the Plan in a particular jurisdiction shall be contained in a separate Schedule in respect of the operation of the Plan in that jurisdiction to be attached hereto.

 APPENDIX D

TRANSATLANTIC HOLDINGS, INC.

2007 EXECUTIVE BONUS PLAN
As amended and restated March 18, 2010

        1.    Purpose. The purpose of the Executive Bonus Plan (the "Plan") is to enhance the ability of Transatlantic Holdings, Inc. (the "Company") to attract, motivate, reward, and retain key employees, to strengthen their commitment to the success of the Company and to align their interests with those of the Company's stockholders by providing additional compensation to designated key employees of the Company and its subsidiaries based on the achievement of performance objectives. To this end, the Plan provides a means of rewarding participants based on the performance of the Company and/or its Operating Units.

        2.    Administration. The Plan shall be administered by the Committee. The Committee shall have full authority to establish the rules and regulations relating to the Plan, to interpret the Plan and those rules and regulations, to select Participants in the Plan, to determine the Performance Objectives of the Company and/or Operating Units and corresponding Award opportunities for each Participant for each fiscal year, to approve all Awards, to decide the facts in any case arising under the Plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate; provided, however, that the Committee shall not be authorized to increase the amount of any Award payable to a Participant that would otherwise be payable pursuant to the terms of the Plan but may in its sole discretion reduce the amount of an Award that would otherwise be payable to a Participant pursuant to the terms of the Plan (and no such reduction may increase the Award payable to any other Participant); and provided, further, that the Committee shall only have such discretion, and may only exercise such discretion, over the Plan and the Awards granted thereunder to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Awards as Performance-Based Compensation. The Committee's administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company, its stockholders and the Participants and their beneficiaries.

        3.    Eligible Officers. Generally, all Officers shall be eligible to participate in the Plan for any fiscal year. However, participation shall be limited to those Officers selected by the Committee to participate in the Plan for each fiscal year in accordance with Section 4.

        4.    Determination of Awards. For each fiscal year, the Committee shall establish in writing by the earlier of (i) the date on which one-quarter of the fiscal year has elapsed or (ii) the date which is 90 days after the commencement of the fiscal year, and in any event while performance relating to Performance Objectives remains substantially uncertain, the Officers who shall be Participants during such fiscal year, the Performance Objectives and the corresponding Award opportunities for each Participant for the fiscal year, including the extent to which Awards will be payable for performance between each level of the Performance Objectives. The Committee may grant Award opportunities for a fiscal year expressed as percentage interests in a bonus pool, payment under which is subject to the satisfaction of Performance Objectives; provided, however, that, in such event, (i) the aggregate of all such percentage interests may not exceed 100% and (ii) the forfeiture or other reduction of the percentage interest of any Participant in the bonus pool may not increase the amount of an Award paid to any other Participant. The Committee may determine that different Performance Objectives are applicable to different Participants with respect to a specific fiscal year. The Company shall notify each Participant of the applicable Performance Objective for such Participant and his or her corresponding Award opportunities for each fiscal year. The maximum Award any Participant may receive for any fiscal year is $3,000,000.

        5.    Payment of Awards. As soon as practicable after the close of a fiscal year and prior to the payment of any Award, the Committee shall review the Company's and/or Operating Units' performance and certify in writing the extent to which the applicable Performance Objectives have been achieved. Each Award to the extent earned shall be paid in a single lump sum cash payment, less applicable withholding taxes, as soon as practicable following the Committee's certification described in the preceding sentence.

        6.    Termination of Employment. Subject to the Committee's discretion, no Award for the Fiscal Year shall be payable to any Participant unless he or she is employed by the Company or one of its subsidiaries on the payment date for Awards unless the Participant's employment was terminated because of his or her (i) death, (ii) permanent disability or (iii) retirement, but only if any of such terminations occurs after the end of the Fiscal Year and prior to the payment date of the Award otherwise payable in respect of the Fiscal Year. For this purpose "permanent disability" has the meaning defined in the Long-Term Insurance Policy applicable to TRH employees as in effect on the relevant date (or, if none, will be determined by the Committee in its sole discretion).

        7.    Adjustments. Performance Objectives will be determined without regard to the impact of (i) a stock split or stock dividend or other change in capitalization or (ii) the acquisition or disposition of one or more business units, (iii) special charges, (iv) accounting or tax law changes, (v) restatements or (vi) extraordinary or nonrecurring events in accordance with generally accepted accounting principles.

        8.    Designation of Beneficiary. In the event of a Participant's death prior to full payment of any Award hereunder, unless such Participant shall have designated a beneficiary or beneficiaries in accordance with this Section 8, payment of any Award due under the Plan shall be made to the Participant's estate. A beneficiary designation under this Plan, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the human resources department of the Company. If a beneficiary has been designated under this Plan and such beneficiary dies prior to receiving any payment of an Award or if such designation shall for any reason be illegal or ineffective, Awards payable under the Plan shall be paid to the Participant's estate.

        9.    Amendment or Termination. The Committee may amend or terminate the Plan at any time in its discretion.

        10.    Miscellaneous Provisions.

  (a)
  Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Officer or any Participant any right to be retained in the employ of the Company or any of its subsidiaries.

  (b)
  A Participant's rights and interests under the Plan may not be assigned or transferred, except as provided in Section 8, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation under the Plan to pay Awards with respect to the Participant.

  (c)
  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

  (d)
  The Company shall have the right to deduct from Awards paid any taxes or other amounts required by law to be withheld.

  (e)
  Nothing contained in the Plan shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board or committees thereof, to change the duties or the character of employment of any employee of the Company or any of its subsidiaries or to remove the individual from the employment of the Company or any of its subsidiaries at any time, all of which rights and powers are expressly reserved.

  (f)
  The adoption of the Plan is subject to the approval of the stockholders of the Company in accordance with Section 162(m) of the Code.

        11.    Definitions.

  (a)
  "Award" shall mean the cash incentive award earned by a Participant under the Plan for any fiscal year.

  (b)
  "Board" shall mean the Board of Directors of the Company.

  (c)
  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (d)
  "Committee" shall mean the Compensation Committee of the Board or such other committee appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein. The Committee shall consist of at least two members, each of whom shall be an "outside director" within the meaning of the regulations promulgated under Section 162(m) of the Code; provided, however, that for purposes of this sentence, if one or more members of the Committee is not an "outside director" and each member who is not an "outside director" recuses himself or herself or abstains from voting and there still remains at least two "outside directors" on the Committee, with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

  (e)
  "Officer" shall mean any officer of the Company or any of its subsidiaries.

  (f)
  "Operating Unit," for any fiscal year, shall mean a division, segment, subsidiary, group, product line or product line grouping for which an income statement reflecting sales and operating income is produced.

  (g)
  "Participant," for any fiscal year, shall mean an Officer selected by the Committee to participate in the Plan for such fiscal year.

  (h)
  "Performance-Based Compensation" shall mean "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

  (i)
  "Performance Objectives," for any fiscal year, shall mean one or more financial performance objectives of the Company and/or one or more Operating Units established by the Committee in accordance with Section 4, which may include threshold Performance Objectives, target Performance Objectives and maximum Performance Objectives, and shall be expressed in terms of any of the following (or combination thereof):

  •
  EBITDA

  •
  Combined Ratio (including or excluding Catastrophe Costs)

  •
  Net-Written Premiums

  •
  Gross Written Premiums

  •
  Income (loss) from operations (including or excluding Catastrophe Costs)

  •
  Free cash flow

  •
  Net Income (loss) (including or excluding Catastrophe Costs)

  •
  Earnings (loss) per share (including or excluding Catastrophe Costs)

  •
  Return on equity

  •
  Gross Revenue

  •
  Return on invested capital

    Performance Objectives may be expressed as a combination of Company and/or Operating Unit Performance Objectives and may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

0 14475 PROXY PROXY TRANSATLANTIC HOLDINGS, INC. Proxy Solicited on Behalf of the Board of Directors Annual Meeting of Stockholders - May 20, 2010 Robert F. Orlich and Richard S. Press, and each of them with full power of substitution, are hereby authorized to represent and vote all shares of common stock of Transatlantic Holdings, Inc. held of record on March 26, 2010 by the undersigned, at the Annual Meeting of Stockholders to be held on May 20, 2010 and at any adjournment thereof. The undersigned hereby revokes any proxy or proxies heretofore given to vote such stock, and hereby ratifies and confirms all that said attorneys and proxies, or their substitutes, may do by virtue hereof. If only one attorney and proxy shall be present and acting, then that one shall have and may exercise all of the powers of said attorneys and proxies. The undersigned hereby acknowledges receipt of the notice of said Annual Meeting of Stockholders, the Proxy Statement relating thereto, the Annual Report for 2009 and the 2009 Operating Review. The shares represented by this proxy will be voted in accordance with the specifications made herein. If no specifications are made, such shares will be voted FOR the election of directors, FOR the proposals described in items 2, 3 and 4 and in their discretion to vote upon any other matters that may properly come before the meeting. Management urges you to sign and return this Proxy immediately to ensure its vote at the Annual Meeting to be held on May 20, 2010. No postage is required if returned in the enclosed envelope and mailed in the United States. (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

ANNUAL MEETING OF STOCKHOLDERS OF TRANSATLANTIC HOLDINGS, INC. May 20, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card, annual report, 2009 Operating Review and any amendments to the foregoing materials that are required to be furnished to the Company's stockholders are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=11545 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: Stephen P. Bradley Ian H. Chippendale John G. Foos Reuben Jeffery III John L. McCarthy Robert F. Orlich Richard S. Press Thomas R. Tizzio 2. To act upon a proposal to adopt the TRH 2010 U.K. Sharesave Plan. 3. To act upon a proposal to amend the TRH 2007 Executive Bonus Plan. 4. To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as TRH’s independent registered public accounting firm for 2010. 5. To transact any other business that may properly come before the meeting. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 00033333333333000000 9 052010

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: Stephen P. Bradley Ian H. Chippendale John G. Foos Reuben Jeffery III John L. McCarthy Robert F. Orlich Richard S. Press Thomas R. Tizzio 2. To act upon a proposal to adopt the TRH 2010 U.K. Sharesave Plan. 3. To act upon a proposal to amend the TRH 2007 Executive Bonus Plan. 4. To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as TRH’s independent registered public accounting firm for 2010. 5. To transact any other business that may properly come before the meeting. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. ANNUAL MEETING OF STOCKHOLDERS OF TRANSATLANTIC HOLDINGS, INC. May 20, 2010 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 00033333333333000000 9 052010 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card, annual report, 2009 Operating Review and any amendments to the foregoing materials that are required to be furnished to the Company's stockholders are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=11545 FOR AGAINST ABSTAIN

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TRANSATLANTIC HOLDINGS, INC. 80 PINE STREET, NEW YORK, NEW YORK 10005
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 20, 2010
TRANSATLANTIC HOLDINGS, INC. 80 PINE STREET, NEW YORK, N.Y. 10005
PROXY STATEMENT
BENEFICIAL OWNERSHIP
I. ELECTION OF DIRECTORS
CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES
2009 Non-Management Director Compensation
Director Stock and Option Awards Outstanding at December 31, 2009
REPORT OF THE COMPENSATION COMMITTEE
Companies
Year-End Performance Based Compensation Awards
SUMMARY COMPENSATION TABLE
Perquisites & Benefits
Outstanding Equity Awards at December 31, 2009
2009 Option Exercises
Post-Employment Compensation
2009 Pension Benefits
Termination Payments & Benefits
REPORT OF THE AUDIT COMMITTEE
II. APPROVAL OF A PROPOSAL TO ADOPT THE 2010 U.K. SHARESAVE PLAN
III. APPROVAL OF A PROPOSAL TO AMEND THE TRANSATLANTIC HOLDINGS, INC. 2007 EXECUTIVE BONUS PLAN
IV. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
V. STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING
VI. OTHER MATTERS
  APPENDIX A
TRANSATLANTIC HOLDINGS, INC. DIRECTOR INDEPENDENCE STANDARDS (Amended July 23, 2009)
  APPENDIX B
TRANSATLANTIC HOLDINGS, INC. AUDIT COMMITTEE CHARTER (Adopted July 23, 2009)
  APPENDIX C
TRANSATLANTIC HOLDINGS, INC. 2010 U.K. SHARESAVE PLAN
RULES OF THE TRANSATLANTIC HOLDINGS, INC. 2010 U.K. SHARESAVE PLAN
  APPENDIX D
TRANSATLANTIC HOLDINGS, INC. 2007 EXECUTIVE BONUS PLAN As amended and restated March 18, 2010